                           CALAMOS(R) FAMILY OF FUNDS

                       SUPPLEMENT DATED OCTOBER 11, 2006
                       TO PROSPECTUS DATED AUGUST 1, 2006

EXTENSION OF PERIOD DURING WHICH REDEMPTION FEE APPLIES

Effective October 16, 2006, the 2% short-term trading fee on redemptions of Fund shares will be imposed on shares held for seven days or less instead of five days or less.

In the Shareholder Fees table for each Fund (including for the Class I shares) under the caption "What Are the Fees and Expenses of the Fund?," the line titled "Redemption Fee on Shares Held Five Days or Less (as a % of Amount Redeemed)(3)" is deleted and replaced by "Redemption Fee on Shares Held Seven Days or Less (as a % of Amount Redeemed)(3)."

Under the section "Fund Facts -- How can I sell shares?":

     - the subsection title "Redemption fee on shares held five days or less" on page 70 of the prospectus is changed to "Redemption fee on shares held seven days or less;" and

     - the first paragraph under that title is deleted and replaced with the following paragraph:

        "A redemption of shares of a Fund (except shares purchased with reinvested dividends or distributions) held for seven calendar days or less may be subject to a redemption fee of 2% of the redemption proceeds that will be deducted from those proceeds. The redemption fee is paid to the Fund and is intended to deter short-term trading. The redemption fee is also intended to offset portfolio transaction costs, market impact and other costs associated with short-term trading. If the shares redeemed were purchased on different days, the most recently purchased will be redeemed first for purposes of determining whether the redemption fee applies."

Under the section "Fund Facts -- Transaction Information -- Excessive Trading Policies and Procedures" on pages 73-74 of the prospectus, the second bullet point under the third paragraph is deleted and replaced with the following:

     - "imposing redemption fees on all classes of shares held for a short period of time, as described under 'Redemption fee on shares held seven days or less'."

REVISED DISCLOSURE REGARDING SYNTHETIC CONVERTIBLE INSTRUMENTS FOR CALAMOS GLOBAL GROWTH AND INCOME FUND, CALAMOS GROWTH AND INCOME FUND, CALAMOS HIGH YIELD FUND, CALAMOS CONVERTIBLE FUND AND CALAMOS MARKET NEUTRAL INCOME FUND

The first paragraph under "Synthetic Convertible Instruments" on pages 22, 28, 34, 41 and 47 is deleted and replaced with the following:

        "A "synthetic" convertible instrument combines separate securities that possess the economic characteristics similar to a convertible security, i.e., fixed-income securities ("fixed-income component," which may be a convertible or non-convertible security) and the right to acquire equity securities ("convertible component"). The fixed-income component is achieved by investing in fixed-income securities, including bonds, preferred stocks and money market instruments. The convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. In establishing a synthetic convertible instrument, the Fund may also pool a basket of fixed-income securities and a basket of warrants or options that produce the economic characteristics similar to a convertible security. Within each basket of fixed-income securities and warrants or options, different companies may issue the fixed-income and convertible components, which may be purchased separately and at different times."

REVISED DISCLOSURE REGARDING SYNTHETIC CONVERTIBLE INSTRUMENTS FOR CALAMOS MULTI-FUND BLEND

The first and second paragraphs under "Synthetic Convertible Instruments" on page 54 are deleted and replaced with the following:

        "A "synthetic" convertible instrument combines separate securities that possess the economic characteristics similar to a convertible security, i.e., fixed-income securities ("fixed-income component," which may be a convertible or non-convertible security) and the right to acquire equity securities ("convertible component"). The fixed-income component is achieved by investing in fixed-income securities, including bonds, preferred stocks and money market instruments. The convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. In establishing a synthetic convertible instrument, the Fund may also pool a basket of fixed-income securities and a basket of warrants or options that produce the economic characteristics similar to a convertible security. Within each basket of fixed-income securities and warrants or options, different companies may issue the fixed-income and convertible components, which may be purchased separately and at different times."

REVISED DISCLOSURE REGARDING MARKET CAPITALIZATION DEFINITIONS FOR CALAMOS GROWTH FUND AND CALAMOS INTERNATIONAL GROWTH FUND

The third paragraph under "Calamos Growth Fund -- What are the investment objectives and principal strategies of the Fund?" on page 4 is deleted and replaced by the following:

        "The Fund anticipates that substantially all of its portfolio will consist of securities with large and mid-sized market capitalizations. The Fund's portfolio may also include securities of small companies. The Fund's investment adviser generally defines a large cap company to have a market capitalization in excess of $25 billion and a mid-sized company to have a market capitalization from $1 billion up to $25 billion. Generally, a small cap company is defined by the investment adviser as having a market capitalization of up to $1 billion. The Fund anticipates that it will invest primarily in equity securities."

The fourth paragraph under "Calamos International Growth Fund -- What are the investment objectives and principal strategies of the Fund?" on page 19 is deleted and replaced by the following:

        "The Fund's portfolio may include securities of well-established companies with large market capitalizations as well as small, unseasoned companies. The Fund's investment adviser generally defines a large cap company to have a market capitalization in excess of $25 billion and a mid-sized company to have a market capitalization from $1 billion up to $25 billion. Generally, a small cap company is defined by the investment adviser as having a market capitalization of up to $1 billion."

                  Retain this supplement for future reference.

                                                                     MFSUP 10/06

STATEMENT OF ADDITIONAL INFORMATION                         August 1, 2006
                                                            As Supplemented
                           CALAMOS (R) FAMILY OF FUNDS      on October 11, 2006


GROWTH FUND
BLUE CHIP FUND
VALUE FUND
INTERNATIONAL GROWTH FUND
GLOBAL GROWTH AND INCOME FUND
GROWTH AND INCOME FUND
HIGH YIELD FUND
CONVERTIBLE FUND
MARKET NEUTRAL INCOME FUND
MULTI-FUND BLEND

2020 Calamos Court
Naperville, Illinois 60563
   (630) 245-7200
Toll Free: (800) 8-CFS-FUND (800/823-7386)

     This Statement of Additional Information relates to CALAMOS(R) Growth Fund, CALAMOS(R) Blue Chip Fund, CALAMOS(R) Value Fund, CALAMOS(R) International Growth Fund, CALAMOS(R) Global Growth and Income Fund, CALAMOS(R) Growth and Income Fund, CALAMOS(R) High Yield Fund, CALAMOS(R) Convertible Fund, CALAMOS(R) Market Neutral Fund and CALAMOS(R) Multi-Fund Blend (the "Funds"), each of which is a series of Calamos Investment Trust (the "Trust"). It is not a prospectus, but provides information that should be read in conjunction with the Funds' prospectus dated the same date as this Statement of Additional Information and any supplements thereto. Audited financial statements for the Trust are incorporated herein by reference from the Trust's annual report to shareholders for the fiscal year ended March 31, 2006. The prospectus and the annual and semi-annual reports of the Funds may be obtained without charge by writing or telephoning the Funds at the address or telephone numbers set forth above.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
The Trust and the Funds..................................................     2
Investment Objectives....................................................     2
Investment Practices.....................................................     2
Investment Restrictions..................................................    16
Management...............................................................    19
Investment Advisory Services.............................................    26
Portfolio Managers.......................................................    29
Distribution Plan........................................................    30
Other Compensation to Dealers............................................    31
Purchasing And Redeeming Shares..........................................    32
Distributor..............................................................    40
Portfolio Transactions...................................................    41
Taxation.................................................................    44
Allocation Among Funds...................................................    45
Certain Shareholders.....................................................    45
Custodian and Transfer Agent.............................................    57
Fund Accounting and Financial Accounting Agent...........................    58
Independent Registered Public Accounting Firm............................    58
General Information......................................................    58
Financial Statements.....................................................    59
Appendix - Description of Bond Ratings...................................   A-1

                             THE TRUST AND THE FUNDS

     The Trust was organized as a Massachusetts business trust on December 21, 1987. Each Fund is an open-end, diversified management investment company. Prior to June 23, 1997, the name of the Trust was CFS Investment Trust. Market Neutral Income Fund was named "Market Neutral Fund" prior to December 30, 2005 and "Strategic Income Fund" prior to July 30, 1999. Prior to April 1, 2003, Global Growth and Income Fund was named "Global Convertible Fund" and Growth and Income Fund was named "Convertible Growth and Income Fund." Prior to December 1, 2003, the Value Fund was named "Mid Cap Value Fund."

                              INVESTMENT OBJECTIVES

     Each Fund's investment objective is shown below:

     GROWTH FUND seeks long-term capital growth.

     BLUE CHIP FUND seeks long-term capital growth. Under normal circumstances, the Blue Chip Fund will invest at least 80% of its net assets (plus any borrowings) in "Blue Chip" companies.

     VALUE FUND seeks long-term capital growth.

     INTERNATIONAL GROWTH FUND seeks long-term capital growth. The Fund invests primarily in a globally diversified portfolio of equity securities.

     GLOBAL GROWTH AND INCOME FUND seeks high long-term total return through capital appreciation and current income. The Fund invests primarily in a globally diversified portfolio of convertible, equity and fixed-income securities.

     GROWTH AND INCOME FUND seeks high long-term total return through growth and current income. The Fund invests primarily in a diversified portfolio of convertible, equity and fixed-income securities.

     HIGH YIELD FUND seeks the highest level of current income obtainable with reasonable risk. Its secondary objective is capital gain where consistent with its primary objective. Under normal circumstances, the High Yield Fund will invest at least 80% of its net assets (plus any borrowings) in high yield, fixed-income securities (junk bonds).

     CONVERTIBLE FUND seeks current income with growth as its secondary objective. Under normal circumstances, the Convertible Fund will invest at least 80% of its net assets (plus any borrowings) in convertible securities.

     MARKET NEUTRAL INCOME FUND seeks high current income consistent with stability of principal. The Fund seeks to achieve its objective primarily through investment in convertible securities and employing short selling to enhance income and hedge against market risk.

     MULTI-FUND BLEND seeks long-term capital growth with current income as its secondary objective. The Fund invests primarily in Class I shares of a combination of CALAMOS (R) FUNDS (the "underlying funds") on a fixed percentage allocation basis. The Fund makes equal allocations of its assets among Growth Fund, Value Fund and Global Growth and Income Fund.

     The investment objectives of each Fund may not be changed without the approval of a "majority of outstanding" shares of that Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Each of the Blue Chip Fund, Convertible Fund and High Yield Fund and Convertible Fund will notify shareholders at least 60 days prior to any change in its 80% policy.

                              INVESTMENT PRACTICES

     The prospectus contains information concerning each Fund's investment objective(s) and principal investment strategies and risks. This Statement of Additional Information provides additional information concerning certain securities and strategies used by the Funds and their associated risks.

     In pursuing its investment objective(s), each Fund will invest as described below and in the prospectus. The table below indicates whether each Fund, directly or indirectly through its investment in the underlying funds, invests in the securities and instruments listed as part of its principal (P) or non-principal (N) investment strategies.

                                                            GLOBAL
                                                            GROWTH  GROWTH                      MARKET
                                       BLUE          INT'L    AND     AND    HIGH               NEUTRAL
                               GROWTH  CHIP  VALUE  GROWTH  INCOME  INCOME  YIELD  CONVERTIBLE  INCOME   MULTI-FUND
          SECURITIES            FUND   FUND   FUND   FUND    FUND    FUND    FUND     FUND       FUND       BLEND
-----------------------------  ------  ----  -----  ------  ------  ------  -----  -----------  -------  ----------
Equity Securities............     P      P     P      P       P       P       N         P          N          P
Convertible Securities.......     N      N     N      N       P       P       P         P          P          P
Synthetic Convertible
   Instruments...............     N      N     N      N       P       P       P         P          P          P
Debt Securities (including
   High Yield Fixed-Income
   Securities)...............     N      N     N      N       P       P       P         P          P          P
Rule 144A Securities.........     N      N     N      N       P       P       P         P          P          P
Foreign Securities...........     N      N     N      P       P       N       N         P          N
Currency Exchange
   Transactions..............     N      N     N      N       N       N       N         N          N          N
Synthetic Foreign Market
   Positions.................     N      N     N      N       N       N       N         N          N          N
Swaps, Caps, Floors and
   Collars...................     N      N     N      N       N       N       N         N          N          N
Structured Products..........     N      N     N      N       N       N       N         N          N          N
Lending of Portfolio
   Securities................     P      P     P      N       P       P       P         P          N          P
Repurchase Agreements........     N      N     N      N       N       N       N         N          N          N
Options on Securities,
   Indexes and Currencies*...     N      N     N      N       N       N       N         N          P          N
Futures Contracts and
   Options on Futures
   Contracts.................     N      N     N      N       N       N       N         N          N          N
Warrants*....................     N      N     N      N       N       N       N         N          N          N
Portfolio Turnover...........     N      N     N      N       N       N       N         N          P          N
Short Sales..................     N      N     N      N       N       N       N         N          P          N
"When-Issued" Securities.....     N      N     N      N       N       N       N         N          N          N
Delayed Delivery Securities..     N      N     N      N       N       N       N         N          N          N
Reverse Repurchase
   Agreements................     N      N     N      N       N       N       N         N          N          N
Illiquid Securities..........     N      N     N      N       N       N       N         N          N          N
Temporary Investments........     N      N     N      N       N       N       N         N          N          N

* Not including those acquired in connection with investments in synthetic convertible instruments.

CONVERTIBLE SECURITIES

     Convertible securities include any corporate debt security or preferred stock that may be converted into underlying shares of common stock. The common stock underlying convertible securities may be issued by a different entity than the issuer of the convertible securities. Convertible securities entitle the holder to receive interest payments paid on corporate debt securities or the dividend preference on a preferred stock until such time as the convertible security matures or is redeemed or until the holder elects to exercise the conversion privilege. As a result of the conversion feature, however, the interest rate or dividend preference on a convertible security is generally less than would be the case if the securities were issued in non-convertible form.

     The value of convertible securities is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. A convertible security's value viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its "investment value." A convertible security's investment value typically will fluctuate inversely with changes in prevailing interest rates. However, at the same time, the convertible security will be influenced by its "conversion value," which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock.

     If, because of a low price of the common stock, a convertible security's conversion value is substantially below its investment value, the convertible security's price is governed principally by its investment value. If a convertible security's conversion value increases to a point that approximates or exceeds its investment value, the convertible security's value will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed income security. Holders of convertible securities have a claim on the issuer's assets prior to the common stockholders, but may be subordinated to holders of similar non-convertible securities of the same issuer.

SYNTHETIC CONVERTIBLE SECURITIES

     A Fund may establish a "synthetic" convertible security by combining fixed income securities (which may be either convertible or non-convertible) with the right to acquire equity securities. In establishing a synthetic security, a Fund may pool a basket of fixed-income securities and a basket of warrants or options that produce the economic characteristics similar to a convertible security. Within each basket of fixed-income securities and warrants or options, different companies may issue the fixed-income and convertible components, which may be purchased separately and at different times.

     More flexibility is possible in the assembly of a synthetic convertible security than in the purchase of a convertible security. Although synthetic convertible securities may be selected where the two components are issued by a single issuer, the character of a synthetic convertible security allows the combination of components representing distinct issuers, when management believes that such a combination would better promote a Fund's investment objective(s). A synthetic convertible security also is a more flexible investment in that its two components may be purchased separately. For example, a Fund may purchase a warrant for inclusion in a synthetic convertible security but temporarily hold short-term investments while postponing the purchase of a corresponding bond pending development of more favorable market conditions. The Convertible Fund's holdings of synthetic convertible securities are considered convertible securities for purposes of the Fund's policy to invest at least 80% of its net assets (plus any borrowings) in convertible securities.

     A holder of a synthetic convertible security faces the risk of a decline in the price of the security or the level of the index involved in the convertible component, causing a decline in the value of the call option or warrant purchased to create the synthetic convertible security. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost. Because a synthetic convertible security includes the fixed-income component as well, the holder of a synthetic convertible security also faces the risk that interest rates will rise, causing a decline in the value of the fixed-income instrument.

     A Fund may also purchase synthetic convertible securities manufactured by other parties, including convertible structured notes. Convertible structured notes are fixed income debentures linked to equity, and are typically issued by investment banks. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issued the convertible note assumes the credit risk associated with the investment, rather than the issuer of the underlying common stock into which the note is convertible.

DEBT SECURITIES (INCLUDING HIGH YIELD FIXED-INCOME SECURITIES)

     In pursuing its investment objective(s), a Fund may invest in convertible and non-convertible debt securities, including high yield fixed-income securities (i.e., securities rated BB or lower by Standard & Poor's Corporation, a division of The McGraw-Hill Companies ("S&P"), or Ba or lower by Moody's Investor Services, Inc. ("Moody's")) and securities that are not rated but are considered by Calamos Advisors LLC ("Calamos Advisors"), the Funds' investment adviser, to be of similar quality. There are no restrictions as to the ratings of debt securities acquired by a Fund or the portion of a Fund's assets that may be invested in debt securities in a particular ratings category, except that no Fund other than the High Yield Fund may acquire a security rated below C.

     Securities rated BBB or Baa are considered to be medium grade and to have speculative characteristics. High yield fixed-income securities are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Investment in medium- or lower-quality debt securities involves greater investment risk, including the possibility of issuer default or bankruptcy. An economic downturn could severely disrupt the market for such securities and adversely affect the value of such securities. In addition, lower-quality bonds are less sensitive to interest rate changes than higher-quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments. During a period of adverse economic changes, including a period of rising interest rates, issuers of such bonds may experience difficulty in servicing their principal and interest payment obligations.

     Achievement by a Fund of its investment objective(s) will be more dependent on Calamos Advisors' credit analysis than would be the case if the Fund were investing in higher-quality debt securities. Because the ratings of rating services (which evaluate the safety of principal and interest payments, not market risks) are used only as preliminary indicators of investment quality, Calamos Advisors employs its own credit research and analysis. These analyses may take into consideration such quantitative factors as an issuer's present and potential liquidity, profitability, internal capability to generate funds, debt/equity ratio and debt servicing capabilities, and such qualitative factors as an assessment of management, industry characteristics, accounting methodology, and foreign business exposure.

     Medium- and lower-quality debt securities may be less marketable than higher-quality debt securities because the market for them is less broad. The market for unrated debt securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly, and a Fund may have greater difficulty selling its portfolio securities. The market value of these securities and their liquidity may be affected by adverse publicity and investor perceptions.

RULE 144A SECURITIES

     A Fund may purchase securities that have been privately placed but that are eligible for purchase and sale by certain qualified institutional buyers, such as the Funds, under Rule 144A ("Rule 144A Securities") under the Securities
Act of 1933, as amended (the "Securities Act"). Calamos Advisors, under the supervision of the Trust's board of trustees, will consider whether Rule 144A Securities are illiquid and thus subject to a Fund's restriction of investing no more than a specified percentage of its net assets in securities that are illiquid at the time of purchase. A determination of whether a Rule 144A Security is liquid or not is a question of fact. In making this determination, Calamos Advisors will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A Security. In addition, Calamos Advisers may consider the (1) frequency of trades and quotes,
(2) number of dealers and potential purchasers, (3) dealer undertakings to make a market and (4) nature of a security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A Securities will be monitored and, if as a result of changed conditions, it is determined that a Rule 144A Security is no longer liquid, a Fund's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Fund does not invest more than 10% (or 15% in the case of Global Growth and Income Fund and International Growth Fund) of its assets in illiquid securities. Investing in Rule 144A Securities could have the effect of increasing the amount of a Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

FOREIGN SECURITIES

     Global Growth and Income Fund and the International Growth Fund may invest all of their net assets, and each other Fund, except for Multi-Fund Blend, may invest up to 25% of its net assets, in securities of foreign issuers. For this purpose, foreign securities do not include American Depositary Receipts (ADRs) or securities guaranteed by a United States person, but may include foreign securities in the form of European Depositary Receipts (EDRs), Global
Depositary Receipts (GDRs) or other securities representing underlying shares of foreign issuers. Positions in those securities are not necessarily denominated in the same currency as the common stocks into which they may be converted. ADRs are receipts typically issued by an American bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts listed on the Luxembourg Stock Exchange evidencing a similar arrangement.

GDRs are U.S. dollar-denominated receipts issued by international banks evidencing ownership of foreign securities. Generally, ADRs, in registered form, are designed for the U.S. securities markets and EDRs and GDRs, in bearer form, are designed for use in foreign securities markets. A Fund may invest in sponsored or unsponsored ADRs. In the case of an unsponsored ADR, a Fund is likely to bear its proportionate share of the expenses of the depository and it may have greater difficulty in receiving shareholder communications than it would have with a sponsored ADR.

     To the extent positions in portfolio securities are denominated in foreign currencies, a Fund's investment performance is affected by the relative strength or weakness of the U.S. dollar against those currencies. For example, if the dollar falls in value relative to the Japanese yen, the dollar value of a Japanese stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the Japanese stock will fall. (See discussion of transaction hedging and portfolio hedging below under "Currency Exchange Transactions.")

     Investors should understand and consider carefully the risks involved in foreign investing. Investing in foreign securities, which are generally denominated in foreign currencies, and utilization of forward foreign currency exchange contracts involve certain considerations comprising both risks and opportunities not typically associated with investing in U.S. securities. These considerations include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back to the United States; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; lack of uniform accounting, auditing and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the United States; possible imposition of foreign taxes; and sometimes less advantageous legal, operational and financial protections applicable to foreign sub-custodial arrangements.

     Although each Fund that invests in foreign securities intends to invest in companies and government securities of countries having stable political environments, there is the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other adverse political, social or diplomatic developments that could affect investment in these nations.

     Each Fund that invests in foreign securities, other than Global Growth and Income Fund and International Growth Fund, expects that substantially all of its foreign investments will be in developed nations. However, each Fund that invests in foreign securities may invest in the securities of emerging countries. The securities markets of emerging countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other more developed countries. Disclosure and regulatory standards in many respects are less stringent than in the U.S. and other major markets. There also may be a lower level of monitoring and regulation of emerging markets and the activities of investors in such markets, and enforcement of existing regulations has been extremely limited. Economies in individual emerging markets may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many emerging market countries have experienced high rates of inflation for many years, which has had and may continue to have very negative effects on the economies and securities markets of those countries.

CURRENCY EXCHANGE TRANSACTIONS

     Currency exchange transactions may be conducted either on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market or through forward currency exchange contracts ("forward contracts"). Forward contracts are contractual agreements to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks, foreign exchange dealers and broker-dealers, are not exchange traded, and are usually for less than one year, but may be renewed.

     Forward currency exchange transactions may involve currencies of the different countries in which the Funds may invest and serve as hedges against possible variations in the exchange rate between these currencies. Currency exchange transactions are limited to transaction hedging and portfolio hedging involving either specific transactions or portfolio positions, except to the extent described below under "Synthetic Foreign Money Market Positions." Transaction hedging is the purchase or sale of forward contracts with respect to specific receivables or payables of a Fund accruing in connection with the purchase and sale of its portfolio securities or the receipt of dividends or interest thereon. Portfolio hedging is the use of forward contracts with respect to portfolio security positions denominated or quoted in a particular foreign currency. Portfolio hedging allows a Fund to limit or reduce its exposure in a foreign currency by entering into a forward contract to sell such foreign currency (or another foreign currency that acts as a proxy for that currency) at a future date for a price payable in U.S. dollars so that the value of the foreign denominated portfolio securities can be approximately matched by a foreign denominated liability. A Fund may not engage in portfolio hedging with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that particular currency, except that the Fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currencies or currency act as an effective proxy for other currencies. In such a case, the Fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the Fund. No Fund may engage in "speculative" currency exchange transactions.

     If a Fund enters into a forward contract, its custodian will segregate liquid assets of the Fund having a value equal to the Fund's commitment under such forward contract. At the maturity of the forward contract to deliver a particular currency, the Fund may either sell the portfolio security related to the contract and make delivery of the currency, or it may retain the security and either acquire the currency on the spot market or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency.

     It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a forward contract. Accordingly, it may be necessary for a Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency the Fund is obligated to deliver.

     If a Fund retains the portfolio security and engages in an offsetting currency transaction, it will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting currency transaction, it subsequently may enter into a new forward contract to sell the currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or sale of currency, if any, at the current market price.

     Hedging against a decline in the value of a currency does not eliminate fluctuations in the value of a portfolio security traded in that currency or prevent a loss if the value of the security declines. Hedging transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for a Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to a Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period, and prevailing market conditions. Because currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.

SYNTHETIC FOREIGN MONEY MARKET POSITIONS

     A Fund may invest in money market instruments denominated in foreign currencies. In addition to, or in lieu of, such direct investment, a Fund may construct a synthetic foreign money market position by (a) purchasing a money market instrument denominated in one currency, generally U.S. dollars, and (b) concurrently entering into a forward contract to deliver a corresponding amount of that currency in exchange for a different currency on a future date and at a specified rate of exchange. For example, a synthetic money market position in Japanese yen could be constructed by purchasing a U.S. dollar money market instrument, and entering concurrently into a forward contract to deliver a corresponding amount of U.S. dollars in exchange for Japanese yen on a specified date and at a specified rate of exchange. Because of the availability of a variety of highly liquid short-term U.S. dollar money market instruments, a synthetic money market position utilizing such U.S. dollar instruments may offer greater liquidity than direct investment in foreign currency and a concurrent construction of a synthetic position in such foreign currency, in terms of both income yield and gain or loss from changes in currency exchange rates, in general should be similar, but would not be identical because the components of the alternative investments would not be identical.

SWAPS, CAPS, FLOORS AND COLLARS

     A Fund may enter into interest rate, currency, index, credit default and other swaps and the purchase or sale of related caps, floors and collars. A Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. A Fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. A credit default swap is an agreement to transfer the credit exposure of fixed income products between parties. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

     A Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as a Fund will segregate assets (or enter into offsetting positions) to cover its obligations under swaps, Calamos Advisors believes such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. A Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the securities dealers, financial institutions or other parties with whom the Fund has entered into such a transaction ("Counterparties"), combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from an NRSRO or is determined to be of equivalent credit quality by Calamos Advisors. If there is a default by the Counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid, however, some swaps may be considered illiquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

STRUCTURED PRODUCTS

     A Fund may invest in interests in entities organized and operated for the purpose of restructuring the investment characteristics of certain other investments. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments and the issuance by that entity of one or more classes of securities ("structured products") backed by, or representing interests in, the underlying instruments. The term "structured products" as used herein excludes synthetic convertibles. See "Investment Practices--Synthetic Convertible Securities." The cash flow on the underlying instruments may be apportioned among the newly issued structured products to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured products is dependent on the extent of the cash flow on the underlying instruments. A Fund may invest in structured products, which represent derived investment positions based on relationships among different markets or asset classes.

     A Fund may also invest in other types of structured products, including, among others, baskets of credit default swaps referencing a portfolio of high-yield securities. A structured product may be considered to be leveraged to the extent its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate. Because they are linked to their underlying markets or securities, investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security. Total return on the structured product is derived by linking return to one or more characteristics of the underlying instrument. Because certain structured products of the type in which a Fund may invest may involve no credit enhancement, the credit risk of those structured products generally would be equivalent to that of the underlying instruments. A Fund may invest in a class of structured products that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured products typically have higher yields and present greater risks than unsubordinated structured products. Although a Fund's purchase of subordinated structured products would have similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be leverage for purposes of the Fund's limitations related to borrowing and leverage.

     Certain issuers of structured products may be deemed to be "investment companies" as defined in the 1940 Act. As a result, a Fund's investments in these structured products may be limited by the restrictions contained in the 1940 Act. Structured products are typically sold in private placement transactions, and there may not be active trading market for structured products. As a result, certain structured products in which the Fund invests may be deemed illiquid.

LENDING OF PORTFOLIO SECURITIES

     A Fund may lend its portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. A Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. A Fund may pay reasonable fees to persons unaffiliated with the Fund for services in arranging these loans. A Fund would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. A Fund would not have the right to vote the securities during the existence of the loan but could call the loan to permit voting of the securities. In the event of bankruptcy or other default of the borrower, a Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights. In an effort to reduce these risks, the investment adviser will monitor the creditworthiness of the firms to which the Fund lends securities.

REPURCHASE AGREEMENTS

     As part of its strategy for the temporary investment of cash, a Fund may enter into "repurchase agreements" pertaining to U.S. Government securities with member banks of the Federal Reserve System or primary dealers (as designated by the Federal Reserve Bank of New York) in such securities. Each Fund may invest in repurchase agreements, provided that Global Growth and Income Fund and International Growth Fund may not invest more than 15%, and each other Fund may not invest more than 10%, of its net assets in repurchase agreements maturing in more than seven days and any other illiquid securities. A repurchase agreement arises when a Fund purchases a security and simultaneously agrees to resell it to the vendor at an agreed upon future date. The resale price is greater than the purchase price, reflecting an agreed upon market rate of return that is effective for the period of time the Fund holds the security and that is not related to the coupon rate on the purchased security. Such agreements generally have maturities of no more than seven days and could be used to permit a Fund to earn interest on assets awaiting long term investment. A Fund requires continuous maintenance by the custodian for the Fund's account in the Federal Reserve/Treasury Book Entry System of collateral in an amount equal to, or in excess of, the market value of the securities that are the subject of a repurchase agreement. Repurchase agreements maturing in more than seven days are considered illiquid securities. In the event of a bankruptcy or other default of a seller of a repurchase agreement, a Fund could experience both delays in liquidating the underlying security and losses, including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.

OPTIONS ON SECURITIES, INDEXES AND CURRENCIES

     A Fund may purchase and sell (write) put options and call options on securities, indexes or foreign currencies. A Fund may purchase agreements, sometimes called cash puts, that may accompany the purchase of a new issue of bonds from a dealer.

     A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving such Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect it against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument.

     A Fund may purchase and sell (write) exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

     With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised.

Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

     OTC options are purchased from or sold to Counterparties through direct bilateral agreement with the Counterparties. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. A Fund will only sell (write) OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. A Fund generally is expected to enter into OTC options that have cash settlement provisions, although it is not required to do so. The staff of the Securities and Exchange Commission (the "SEC") currently takes the position that OTC options purchased by a fund, and portfolio securities "covering" the amount of a fund's obligation pursuant to an OTC option sold by it (or the amount of assets equal to the formula price for the repurchase of the option, if any, less the amount by which the option is "in the money") are illiquid, and are subject to a fund's limitation on investing no more than 10% of its net assets (or 15% in the case of Global Growth and Income Fund and International Growth Fund) in illiquid securities.

     A Fund may also purchase and sell (write) options on securities indices and other financial indices. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option or an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making upon the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

     A Fund will sell (write) call options and put options only if they are "covered." For example, a call option written by a Fund will require such Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Fund on an index will require such Fund to own portfolio securities that correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by a Fund requires such Fund to segregate cash or liquid assets equal to the exercise price.

     OTC options entered into by a Fund and OCC issued and exchange listed index options will generally provide for cash settlement. As a result, when a Fund sells (writes) these instruments, it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by a Fund, or the "in-the-money" amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when a Fund sells (writes) a call option on an index at a time when the in-the-money amount exceeds the exercise price, such Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by a Fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and such Fund will segregate an amount of cash or liquid assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.

     If an option written by a Fund expires, such Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires, such Fund realizes a capital loss equal to the premium paid.

     A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, such Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, a Fund will realize a capital gain or, if it is less, such Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

     A put or call option purchased by a Fund is an asset of such Fund, valued initially at the premium paid for the option. The premium received for an option written by a Fund is recorded as a deferred credit. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

     RISKS ASSOCIATED WITH OPTIONS. There are several risks associated with transactions in options. For example, there are significant differences between the securities markets, the currency markets and the options markets that could result in an imperfect correlation among these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. A Fund's ability to utilize options successfully will depend on the investment adviser's ability to predict pertinent market investments, which cannot be assured.

     A Fund's ability to close out its position as a purchaser or seller (writer) of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms. If a Fund were unable to close out an option that it has purchased on a security, it would have to exercise the option in order to realize any profit or the option would expire and become worthless. If a Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security until the option expired. As the writer of a covered call option on a security, a Fund foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call. As the writer of a covered call option on a foreign currency, a Fund foregoes, during the option's life, the opportunity to profit from currency appreciation.

     The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

     Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty (as described above under "Options on Securities, Indexes and Currencies") fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, a Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, Calamos Advisors must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied.

     A Fund may purchase and sell (write) call options on securities indices and currencies. All calls sold by a Fund must be "covered." Even though a Fund will receive the option premium to help protect it against loss, a call sold by a Fund exposes such Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require a fund to hold a security or instrument that it might otherwise have sold. A Fund may purchase and sell (write) put options on securities indices and currencies. In selling (writing) put options, there is a risk that a Fund may be required to buy the underlying security at a disadvantageous price above the market price.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

     A Fund may use interest rate futures contracts, index futures contracts, volatility index futures contracts and foreign currency futures contracts. An interest rate, index, volatility index or foreign currency futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument or the cash value of an index(1) at a specified price and time. A public market exists in futures contracts covering a number of indexes (including, but not limited to, the Standard & Poor's

----------
(1) A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of a securities index is a function of the value of certain specified securities, no physical delivery of those securities is made.

500 Index, the Russell 2000 Index, the Value Line Composite Index, and the New York Stock Exchange Composite Index) as well as financial instruments (including, but not limited to, U.S. Treasury bonds, U.S. Treasury notes, Eurodollar certificates of deposit and foreign currencies). Other index and financial instrument futures contracts are available and it is expected that additional futures contracts will be developed and traded. A Fund may enter into such contract if, in Calamos Advisors' opinion, such contract meets the Fund's investment parameters.

     A Fund may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities, indexes and foreign currencies (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. A Fund might, for example, use futures contracts to hedge against or gain exposure to fluctuations in the general level of stock prices, anticipated changes in interest rates or currency fluctuations that might adversely affect either the value of a Fund's securities or the price of the securities that the Fund intends to purchase. Although other techniques could be used to reduce or increase a Fund's exposure to stock price, interest rate and currency fluctuations, a Fund may be able to achieve its desired exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

     A Fund will only enter into futures contracts and futures options that are standardized and traded on an exchange, board of trade or similar entity, or quoted on an automated quotation system.

     The success of any futures transaction depends on Calamos Advisors correctly predicting changes in the level and direction of stock prices, interest rates, currency exchange rates and other factors. Should those predictions be incorrect, a Fund's return might have been better had the transaction not been attempted; however, in the absence of the ability to use futures contracts, the investment adviser might have taken portfolio actions in anticipation of the same market movements with similar investment results, but, presumably, at greater transaction costs.

     When a Fund makes a purchase or sale of a futures contract, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. Government securities or other securities acceptable to the broker ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract, although a Fund's broker may require margin deposits in excess of the minimum required by the exchange. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract, which is returned to a Fund upon termination of the contract, assuming all contractual obligations have been satisfied. A Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day a Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking-to-market." Variation margin paid or received by a Fund does not represent a borrowing or loan by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract had expired at the close of the previous day. In computing daily net asset value, a Fund will mark-to-market its open futures positions.

     A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund.

     Although some futures contracts call for making or taking delivery of the underlying securities, usually these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund engaging in the transaction realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund engaging in the transaction realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

     RISKS ASSOCIATED WITH FUTURES. There are several risks associated with the use of futures contracts and futures options. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. In trying to increase or reduce market exposure, there can be no guarantee that there will be a correlation between price movements in the futures contract and in the portfolio exposure sought. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given transaction not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as: variations in speculative market demand for futures, futures options and the related securities, including technical influences in futures and futures options trading and differences between the securities markets and the securities underlying the standard contracts available for trading. For example, in the case of index futures contracts, the composition of the index, including the issuers and the weighing of each issue, may differ from the composition of a Fund's portfolio, and, in the case of interest rate futures contracts, the interest rate levels, maturities and creditworthiness of the issues underlying the futures contract may differ from the financial instruments held in a Fund's portfolio. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected stock price or interest rate trends.

     Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. Stock index futures contracts are not normally subject to such daily price change limitations.

     There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or futures option position. A Fund would be exposed to possible loss on the position during the interval of inability to close, and would continue to be required to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

     LIMITATIONS ON OPTIONS AND FUTURES. If other options, futures contracts or futures options of types other than those described herein are traded in the future, a Fund may also use those investment vehicles, provided the board of trustees determines that their use is consistent with the Fund's investment objective(s).

     A Fund will not enter into a futures contract or purchase an option thereon if, immediately thereafter, the initial margin deposits for futures contracts held by the Fund plus premiums paid by it for open futures option positions, less the amount by which any such positions are "in-the-money,"(2) would exceed 5% of the Fund's total assets.

     When purchasing a futures contract or writing a put option on a futures contract, a Fund must maintain with its custodian (or broker, if legally permitted) cash or cash equivalents (including any margin) equal to the market value of such contract. When writing a call option on a futures contract, a Fund similarly will maintain with its custodian cash or cash equivalents (including any margin) equal to the amount by which such option is in-the-money until the option expires or is closed by the Fund.

     A Fund may not maintain open short positions in futures contracts, call options written on futures contracts or call options written on indexes if, in the aggregate, the market value of all such open positions exceeds the current value of the securities in its portfolio, plus or minus unrealized gains and losses on the open positions, adjusted for the historical relative volatility of the relationship between the portfolio and the positions. For this purpose, to the extent a Fund has written call options on specific securities in its portfolio, the value of those securities will be deducted from the current market value of the securities portfolio.

     In order to comply with Commodity Futures Trading Commission ("CFTC") Regulation 4.5 and thereby avoid being deemed a "commodity pool operator," a Fund may use commodity futures or commodity options contracts for either risk management or speculative purposes without any limitation on the notional value of such positions. The Trust has qualified for an exemption from registration as a "commodity pool operator" pursuant to CFTC Regulation 4.5 and, therefore, is not subject to registration or regulation under the Commodity Exchange Act, as amended.

     TAXATION OF OPTIONS AND FUTURES. If a Fund exercises a call or put option that it holds, the premium paid for the option is added to the cost basis of the security purchased (call) or deducted from the proceeds of the security sold
(put). For cash settlement options and futures options exercised by a Fund, the difference between the cash received at exercise and the premium paid is a capital gain or loss.

----------
(2) A call option is "in-the-money" to the extent, if any, that the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

     If a call or put option written by a Fund is exercised, the premium is included in the proceeds of the sale of the underlying security (call) or reduces the cost basis of the security purchased (put). For cash settlement options and futures options written by a Fund, the difference between the cash paid at exercise and the premium received is a capital gain or loss.

     Entry into a closing purchase transaction will result in capital gain or loss. If an option written by a Fund was in-the-money at the time it was written and the security covering the option was held for more than the long-term holding period prior to the writing of the option, any loss realized as a result of a closing purchase transaction will be long-term. The holding period of the securities covering an in-the-money option will not include the period of time the option is outstanding.

     If a Fund writes an equity call option(3) other than a "qualified covered call option," as defined in the Internal Revenue Code of 1986, as amended (the "Code"), any loss on such option transaction, to the extent it does not exceed the unrealized gains on the securities covering the option, may be subject to deferral until the securities covering the option have been sold.

     A futures contract held until delivery results in capital gain or loss equal to the difference between the price at which the futures contract was entered into and the settlement price on the earlier of delivery notice date or expiration date. If a Fund delivers securities under a futures contract, the Fund also realizes a capital gain or loss on those securities.

     For federal income tax purposes, a Fund generally is required to recognize as income for each taxable year its net unrealized gains and losses as of the end of the year on futures, futures options and non-equity options positions ("year-end mark-to-market"). Generally, any gain or loss recognized with respect to such positions (either by year-end mark-to-market or by actual closing of the positions) is considered to be 60% long-term and 40% short-term, without regard to the holding periods of the contracts. However, in the case of positions classified as part of a "mixed straddle," the recognition of losses on certain positions (including options, futures and futures options positions, the related securities and certain successor positions thereto) may be deferred to a later taxable year. Sale of futures contracts or writing of call options (or futures call options) or buying put options (or futures put options) that are intended to hedge against a change in the value of securities held by a Fund: (1) will affect the holding period of the hedged securities; and (2) may cause unrealized gain or loss on such securities to be recognized upon entry into the hedge.

     If a Fund were to enter into a short index future, short index futures option or short index option position and the Fund's portfolio were deemed to "mimic" the performance of the index underlying such contract, the option or futures contract position and the Fund's stock positions would be deemed to be positions in a mixed straddle, subject to the above-mentioned loss deferral rules.

     In order for a Fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities and gains from the sale of securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts). Any net gain realized from the types of futures (or futures options) contracts in which a Fund may invest will be considered gain from the sale of securities and therefore be qualifying income for purposes of the 90% requirement.

     A Fund distributes to shareholders annually any net capital gains that have been recognized for federal income tax purposes (including year-end mark-to-market gains) on options and futures transactions. Such distributions are combined with distributions of capital gains realized on the Fund's other investments, and shareholders are advised of the nature of the payments.

WARRANTS

     A Fund may invest in warrants. A warrant is a right to purchase common stock at a specific price (usually at a premium above the market value of the underlying common stock at time of issuance) during a specified period of time. A warrant may have a life ranging from less than a year to twenty years or longer, but a warrant becomes worthless unless it is exercised or sold before expiration. In addition, if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant, the warrant will expire worthless. Warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the value of a warrant may be greater than the percentage increase or decrease in the value of the underlying common stock.

----------
(3) An equity option is an option to buy or sell stock, and any other option whose value is determined by reference to an index of stocks of a type that is ineligible to be traded on a commodity futures exchange (e.g., an option contract on a sub-index based on the price of nine hotel-casino stocks). An option on a broad-based stock index (such as the S&P 500 index) is not an equity option.

PORTFOLIO TURNOVER

     Although the Funds do not purchase securities with a view to rapid turnover, there are no limitations on the length of time that portfolio securities must be held. Portfolio turnover can occur for a number of reasons, including calls for redemption, general conditions in the securities markets, more favorable investment opportunities in other securities, or other factors relating to the desirability of holding or changing a portfolio investment. The portfolio turnover rates may vary greatly from year to year. A high rate of portfolio turnover in a Fund would result in increased transaction expense, which must be borne by that Fund. High portfolio turnover may also result in the realization of capital gains or losses and, to the extent net short-term capital gains are realized, any distributions resulting from such gains will be considered ordinary income for federal income tax purposes. Portfolio turnover for each Fund is shown under "Financial Highlights" in the prospectus.

SHORT SALES

     A Fund may from time to time sell securities short to enhance income and protect against market risk by hedging a portion of the equity risk inherent in the Fund's portfolio. A short sale is effected when Calamos Advisors believes that the price of a security will decline, and involves the sale of securities that the Fund does not own, in the hope of purchasing the same securities at a later date at a lower price. There can be no assurance that a Fund will be able to close out a short position (i.e., purchase the same securities) at any particular time or at an acceptable or advantageous price. To make delivery to the buyer, a Fund must borrow the securities from a broker-dealer through which the short sale is executed, and the broker-dealer delivers the securities, on behalf of the Fund, to the buyer. The broker-dealer is entitled to retain the proceeds from the short sale until the Fund delivers to it the securities sold short. In addition, a Fund is required to pay to the broker-dealer the amount of any dividends or interest paid on the securities sold short.

     To secure its obligation to deliver to the broker-dealer the securities sold short, a Fund must segregate an amount of cash or liquid securities with its custodian equal to any excess of the current market value of the securities sold short over any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). As a result of that requirement, the Fund will not gain any leverage merely by selling short, except to the extent that it earns interest or other income or gains on the segregated cash or liquid securities while also being subject to the possibility of gain or loss from the securities sold short.

     A Fund is said to have a short position in the securities sold until it delivers to the broker-dealer the securities sold, at which time the Fund receives the proceeds of the short sale. A Fund will normally close out a short position by purchasing on the open market and delivering to the broker-dealer an equal amount of the securities sold short.

     A Fund will realize a gain if the price of the securities decline between the date of the short sale and the date on which the Fund purchases securities to replace the borrowed securities. On the other hand, a Fund will incur a loss if the price of the securities increases between those dates. The amount of any gain will be decreased and the amount of any loss increased by any premium or interest that the Fund may be required to pay in connection with the short sale. It should be noted that possible losses from short sales differ from those that could arise from a cash investment in a security in that losses from a short sale may be limitless, while the losses from a cash investment in a security cannot exceed the total amount of the investment in the security.

     There is also a risk that securities borrowed by a Fund and delivered to the buyer of the securities sold short will need to be returned to the broker-dealer on short notice. If the request for the return of securities occurs at a time when other short sellers of the security are receiving similar requests, a "short squeeze" can occur, meaning that a Fund might be compelled, at the most disadvantageous time, to replace the borrowed securities with securities purchased on the open market, possibly at prices significantly in excess of the proceeds received earlier.

     Rule 10a-1 under the Securities Exchange Act of 1934 provides that exchange-traded securities can be sold short only at a price that is higher than the last trade or the same as the last trade price if that price is higher than the price of the previous reported trade. The requirements of Rule 10a-1 can delay, or in some cases prevent, execution of short sales, resulting in opportunity costs and increased exposure to market action.

     A Fund may also make short sales "against the box," meaning that at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of further consideration, for securities of the same issue as, and in an amount equal to, the securities sold short. Short sales "against the box" result in a "constructive sale" and require a Fund to recognize any taxable gain unless an exception to the constructive sale rule applies.

     A Fund will not make a short sale of securities (other than a short sale "against the box"), if more than 20% of its net assets would be deposited with brokers as collateral or allocated to segregated accounts in connection with all outstanding short sales (other than short sales "against the box").

     In addition to enabling a Fund to hedge against market risk, short sales may afford the Fund an opportunity to earn additional current income to the extent it is able to enter into arrangements with broker-dealers through which the short sales are executed to receive income with respect to the proceeds of the short sales during the period a Fund's short positions remain open. Calamos Advisors believes that some broker-dealers may be willing to enter into such arrangements, but there is no assurance that they will be able to enter into such arrangements to the desired degree.

"WHEN-ISSUED" AND DELAYED DELIVERY SECURITIES AND REVERSE REPURCHASE AGREEMENTS

     A Fund may purchase securities on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at the time a Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. A Fund makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before the settlement date if Calamos Advisors deems it advisable for investment reasons. A Fund may utilize spot and forward foreign currency exchange transactions to reduce the risk inherent in fluctuations in the exchange rate between one currency and another when securities are purchased or sold on a when-issued or delayed-delivery basis.

     A Fund may enter into reverse repurchase agreements with banks and securities dealers. A reverse repurchase agreement is a repurchase agreement in which a Fund is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed-upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of securities because it avoids certain market risks and transaction costs.

     At the time when a Fund enters into a binding obligation to purchase securities on a when-issued basis or enters into a reverse repurchase agreement, liquid assets (cash, U.S. Government securities or other "high-grade" debt obligations) of the Fund having a value at least as great as the purchase price of the securities to be purchased will be segregated on the books of the Fund and held by the custodian throughout the period of the obligation. The use of these investment strategies, as well as borrowing under a line of credit as described below, may increase net asset value fluctuation.

ILLIQUID SECURITIES

     Each of Global Growth and Income Fund and International Growth Fund may invest up to 15% of its total assets, and each other Fund may invest up to 10% of its total assets, taken at market value, in illiquid securities, including any securities that are not readily marketable either because they are restricted securities or for other reasons. Restricted securities are securities that are subject to restrictions on resale because they have not been registered for sale under the Securities Act. A position in restricted securities might adversely affect the liquidity and marketability of a portion of a Fund's portfolio, and a Fund might not be able to dispose of its holdings in such securities promptly or at reasonable prices. In those instances where a Fund is required to have restricted securities held by it registered prior to sale by the Fund and the Fund does not have a contractual commitment from the issuer or seller to pay the costs of such registration, the gross proceeds from the sale of securities would be reduced by the registration costs and underwriting discounts. Any such registration costs are not included in the percentage limitation on a Fund's investment in restricted securities.

TEMPORARY INVESTMENTS

     A Fund may make temporary investments without limitation when Calamos Advisors determines that a defensive position is warranted. Such investments may be in money market instruments, consisting of obligations of, or guaranteed as to principal and interest by, the U.S. Government or its agencies or instrumentalities; certificates of deposit, bankers' acceptances and other obligations of domestic banks having total assets of at least $500 million and that are regulated by the U.S. Government, its agencies or instrumentalities; commercial paper rated in the highest category by a recognized rating agency; and repurchase agreements.



                             INVESTMENT RESTRICTIONS

     Each Fund has elected to be classified as a diversified, open-end management investment company.

     Unless otherwise noted, each Fund, except Multi-Fund Blend, operates under the following investment restrictions. A Fund may not:

(i) (for Blue Chip Fund, Value Fund, Global Growth and Income Fund, International Growth Fund and High Yield Fund only) make any investment inconsistent with the Fund's classification as a diversified investment company under the 1940 Act if the Fund is classified as a diversified investment company;

     (for Growth Fund, Growth and Income Fund, Convertible Fund and Market Neutral Income Fund only) as to 75% of its assets, invest more than 5% of its total assets, taken at market value at the time of a particular purchase, in the securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

(ii) acquire more than 10%, taken at the time of a particular purchase, of the outstanding voting securities of any one issuer;

(iii) act as an underwriter of securities, except insofar as it may be deemed an underwriter for purposes of the Securities Act of 1933 on disposition of securities acquired subject to legal or contractual restrictions on resale;

(iv) (for Growth Fund, Growth and Income Fund, Convertible Fund and Market Neutral Income Fund only) invest more than 10% of the Fund's net assets (taken at market value at the time of each purchase) in illiquid securities, including repurchase agreements maturing in more than seven days;

(v) (for Blue Chip Fund, Value Fund, Global Growth and Income Fund, International Growth Fund and High Yield Fund only) purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies that invest in real estate or interests therein), commodities or commodity contracts, except that a Fund may (a) enter into futures, options and options on futures, (b) forward contracts and (c) other financial transactions not requiring the delivery of physical commodities;

     (for Growth Fund, Growth and Income Fund, Convertible Fund and Market Neutral Income Fund only) purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies that invest in real estate or interests therein), commodities or commodity contracts;

(vi) make loans, but this restriction shall not prevent the Fund from (a) investing in debt obligations, (b) investing in repurchase agreements or
     (c) lending portfolio securities;

(vii) (for Blue Chip Fund, Value Fund, Global Growth and Income Fund, International Growth Fund and High Yield Fund only) borrow, except from banks, other affiliated Funds and other entities to the extent permitted under the 1940 Act;

     (for Growth Fund, Growth and Income Fund, Convertible Fund and Market Neutral Income Fund only) borrow, except that the Fund may (a) borrow up to 10% of its total assets, taken at market value at the time of such borrowing, as a temporary measure for extraordinary or emergency purposes, but not to increase portfolio income (the total of reverse repurchase agreements and such borrowings will not exceed 10% of total assets, and the Fund will not purchase securities when its borrowings exceed 5% of total assets) and (b) enter into transactions in options;

(viii) invest in a security if more than 25% of its total assets (taken at market value at the time of a particular purchase) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities; or

(ix) (for Blue Chip Fund, Value Fund, Global Growth and Income Fund, International Growth Fund and High Yield Fund only) issue any senior security, except to the extent permitted under the 1940 Act;

     (for Growth Fund, Growth and Income Fund, Convertible Fund and Market Neutral Income Fund only) issue any senior security, except that the Market Neutral Income Fund may sell securities short.

     Unless otherwise noted, Multi-Fund Blend operates under the following investment restrictions. As a fund of funds, Multi-Fund Blend will measure compliance with the following restrictions by looking through to the investments of the Funds in which it invests. Multi-Fund Blend may not (except as indicated):

(i) make any investment inconsistent with Multi-Fund Blend's classification as a diversified investment company under the 1940 Act;

(ii) act as an underwriter of securities, except insofar as it may be deemed an underwriter for purposes of the Securities Act on disposition of securities acquired subject to legal or contractual restrictions on resale;

(iii) purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies that invest in real estate or interests therein), commodities or commodity contracts, except that Multi-Fund Blend may (a) enter into futures, options and options on futures, (b) forward contracts and (c) other financial transactions not requiring the delivery of physical commodities;

(iv) make loans, but this restriction shall not prevent Multi-Fund Blend from
     (a) investing in debt obligations, (b) investing in repurchase agreements or (c) lending portfolio securities; provided, however, that it may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33% of its total assets (taken at market value at the time of such loan);

(v) borrow (including entering into reverse repurchase agreements), except that it may (a) borrow from banks and other entities up to 33 1/3% of its total assets, taken at market value at the time of such borrowing, as a temporary measure for extraordinary or emergency purposes, but not to increase portfolio income and (b) enter into transactions in options, futures, and options on futures; provided, however, that Multi-Fund Blend will not purchase securities when its total borrowings are greater than 5% of its net asset value;

(vi) invest in a security if more than 25% of its total assets (taken at market value at the time of a particular purchase) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or securities of other investment companies; or

     The above restrictions are fundamental policies and may not be changed with respect to a Fund without the approval of a "majority" of the outstanding shares of that Fund, which for this purpose means the approval of the lesser of (a) more than 50% of the outstanding voting securities of that Fund or (b) 67% or more of the outstanding shares if the holders of more than 50% of the outstanding shares of that Fund are present or represented at the meeting by proxy.

     Currently under the 1940 Act, a "senior security" does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed.

     In addition to the fundamental restrictions listed above, and as a non-fundamental policy, no Fund may (except Multi-Fund Blend and as indicated):

     (a) invest in shares of other open-end investment companies, except as permitted by the 1940 Act;

     (b) invest in companies for the purpose of exercising control or management;

     (c) purchase securities on margin (except for use of such short-term credits as are necessary for the clearance of transactions, including transactions in options, futures and options on futures), or participate on a joint or a joint and several basis in any trading account in securities, except in connection with transactions in options, futures and options on futures;

     (d) make short sales of securities, except that a Fund may make short sales of securities (i) if the Fund owns an equal amount of such securities, or owns securities that are convertible or exchangeable, without payment of further consideration, into an equal amount of such securities and (ii) other than those described in clause (i), provided that no more than 20% of its net assets would be deposited with brokers as collateral or allocated to segregated accounts in connection with all outstanding short sales other than those described in clause
(i);

     (e) invest more than 25% of its net assets (valued at time of purchase) in securities of foreign issuers (other than securities represented by ADRs and securities guaranteed by a U.S. person), except that Global Growth and Income Fund and International Growth Fund may invest all of its assets in securities of foreign issuers; and

     (f) (for Blue Chip Fund, Value Fund and High Yield Fund only) invest more than 10% (or 15% in the case of Global Growth and Income Fund and International Growth Fund) of the Fund's net assets (taken at market value at the time of each purchase) in illiquid securities, including repurchase agreements maturing in more than seven days.

     The non-fundamental investment restrictions above may be changed by the board of trustees without shareholder approval.

     Notwithstanding the foregoing investment restrictions, a Fund may purchase securities pursuant to the exercise of subscription rights, subject to the condition that such purchase will not result in the Fund's ceasing to be a diversified investment company. Far Eastern and European corporations frequently issue additional capital stock by means of subscription rights offerings to existing shareholders at a price substantially below the market price of the shares. The failure to exercise such rights would result in the Fund's interest in the issuing company being diluted. The market for such rights is not well developed in all cases and, accordingly, the Fund may not always realize full value on the sale of rights. The exception applies in cases where the limits set forth in the investment restrictions would otherwise be exceeded by exercising rights or would have already been exceeded as a result of fluctuations in the market value of the Fund's portfolio securities with the result that the Fund would be forced either to sell securities at a time when it might not otherwise have done so, to forego exercising the rights.

                                   MANAGEMENT

TRUSTEES AND OFFICERS

The management of the Trust, including general supervision of the duties performed for each Fund under the investment management agreement between the Trust and Calamos Advisors, is the responsibility of its board of trustees. Each trustee elected will hold office for the lifetime of the Trust or until such trustee's earlier resignation, death or removal; however, each trustee who is not an interested person of the Trust shall retire as a trustee at the end of the calendar year in which the trustee attains the age of 72 years.

The following table sets forth each trustee's position(s) with the Trust, age, principal occupation during the past five years, number of portfolios overseen, other directorships, and the date on which such trustee first became a trustee of the Trust. Each trustee oversees each Fund of the Trust.

TRUSTEES WHO ARE INTERESTED PERSONS OF THE TRUST:

                               POSITION(S) HELD WITH TRUST     NUMBER OF PORTFOLIOS          PRINCIPAL OCCUPATION(S),
       NAME AND AGE              AND DATE FIRST ELECTED           IN FUND COMPLEX            DURING PAST 5 YEARS AND
     AT JUNE 30, 2006            OR APPOINTED TO OFFICE         OVERSEEN BY TRUSTEE          OTHER DIRECTORSHIPS HELD
-------------------------   --------------------------------   --------------------   -------------------------------------
John P. Calamos, Sr., 65*   Trustee and President                       15            President and CEO, Calamos Asset
                            (since 1988)                                              Management, Inc. and Calamos Holdings
                                                                                      LLC, Calamos Advisors LLC and its
                                                                                      predecessor, and Calamos Financial
                                                                                      Services LLC and its predecessor

TRUSTEES WHO ARE NOT INTERESTED PERSONS OF THE TRUST:

                               POSITION(S) HELD WITH TRUST     NUMBER OF PORTFOLIOS         PRINCIPAL OCCUPATION(S),
       NAME AND AGE              AND DATE FIRST ELECTED           IN FUND COMPLEX            DURING PAST 5 YEARS AND
     AT JUNE 30, 2006            OR APPOINTED TO OFFICE         OVERSEEN BY TRUSTEE         OTHER DIRECTORSHIPS HELD
-------------------------   --------------------------------   --------------------   -------------------------------------
Joe F. Hanauer, 69          Trustee (since 2001)                        15            Private investor; Director, MAF
                                                                                      Bancorp (banking); Chairman and
                                                                                      Director, Homestore.com, Inc.,
                                                                                      (Internet provider of real estate
                                                                                      information and products); Director,
                                                                                      Combined Investments, L.P.
                                                                                      (investment management)

Weston W. Marsh, 56         Trustee (since 2002)                        15            Of Counsel, and formerly, Partner,
                                                                                      Freeborn & Peters (law firm)

                               POSITION(S) HELD WITH TRUST     NUMBER OF PORTFOLIOS         PRINCIPAL OCCUPATION(S),
       NAME AND AGE              AND DATE FIRST ELECTED           IN FUND COMPLEX            DURING PAST 5 YEARS AND
     AT JUNE 30, 2006            OR APPOINTED TO OFFICE         OVERSEEN BY TRUSTEE         OTHER DIRECTORSHIPS HELD
-------------------------   --------------------------------   --------------------   -------------------------------------
John E. Neal, 56            Trustee (since 2001)                        15            Private investor; Managing Director,
                                                                                      Bank One Capital Markets, Inc.
                                                                                      (investment banking) (2000-2004);
                                                                                      Executive Vice President and Head of
                                                                                      Real Estate Department, Bank One
                                                                                      (1998-2000); Director, The Brickman
                                                                                      Group, Ltd. (landscaping company);
                                                                                      Director, Equity Residential
                                                                                      (publicy-owned REIT)

William R. Rybak, 55        Trustee (since 2002)                        15            Private investor; formerly Executive
                                                                                      Vice President and Chief Financial
                                                                                      Officer, Van Kampen Investments, Inc.
                                                                                      (investment manager); Director, Howe
                                                                                      Barnes Investments (investment
                                                                                      services firm); Director,
                                                                                      PrivateBancorp, Inc. (bank holding
                                                                                      company)

Stephen B. Timbers, 61      Trustee (since 2004); Lead                  15            Private investor; formerly Vice
                            Independent Trustee (since 2005)                          Chairman, Northern Trust Corporation
                                                                                      (bank holding company); President and
                                                                                      Chief Executive Officer, Northern
                                                                                      Trust Investments, N.A. (investment
                                                                                      manager); formerly President,
                                                                                      Northern Trust Global Investments, a
                                                                                      division of Northern Trust
                                                                                      Corporation and Executive Vice
                                                                                      President, The Northern Trust
                                                                                      Corporation

David D. Tripple, 62        Trustee (since 2006)                        15            Private investor; Trustee, Century
                                                                                      Shares Trust and Century Small Cap
                                                                                      Select Fund**; Chief Executive
                                                                                      Officer and Trustee of all U.S.
                                                                                      Pioneer mutual funds (2000 to 2001),
                                                                                      Pioneer Investment Management, a
                                                                                      subsidiary of UniCredito Italiano
                                                                                      (investment adviser); prior thereto,
                                                                                      The Pioneer Group, Inc. (asset
                                                                                      management)

----------
* Mr. John Calamos is an "interested person" of the Trust as defined in the 1940 Act because he is an affiliate of Calamos Advisors and Calamos Financial Services LLC.

**   Overseeing two portfolios in fund complex.

     The address of the Trustees is 2020 Calamos Court, Naperville, Illinois 60563.

     OFFICERS. Mr. John Calamos is president of the Trust. The preceding table gives more information about Mr. John Calamos. The following table sets forth each other officer's name, position with the Trust, age, principal occupation during the past five years, other directorships, and the date on which he or she first became an officer of the Trust. Each officer serves until his or her successor is chosen and qualified or until his or her resignation or removal by the board of trustees.

                                                                             PRINCIPAL OCCUPATION(S),
       NAME AND AGE          POSITION(S) HELD WITH TRUST AND DATE             DURING PAST 5 YEARS AND
     AT JUNE 30, 2006        FIRST ELECTED OR APPOINTED TO OFFICE            OTHER DIRECTORSHIPS HELD
-------------------------   -------------------------------------   ------------------------------------------
Nimish S. Bhatt, 43         Treasurer (since 2004)                  Senior Vice President and Director of
                                                                    Operations, Calamos Asset Management,
                                                                    Inc., Calamos Holdings LLC, Calamos
                                                                    Advisors and its predecessor and Calamos
                                                                    Financial Services LLC (since 2004);
                                                                    Senior Vice President, Alternative
                                                                    Investments and Tax Services of

                                                                             PRINCIPAL OCCUPATION(S),
       NAME AND AGE          POSITION(S) HELD WITH TRUST AND DATE             DURING PAST 5 YEARS AND
     AT JUNE 30, 2006        FIRST ELECTED OR APPOINTED TO OFFICE            OTHER DIRECTORSHIPS HELD
-------------------------   -------------------------------------   ------------------------------------------
                                                                    BISYS, prior thereto

Nick P. Calamos, 44*        Vice President (since 1992)             Senior Executive Vice president, Calamos
                                                                    Asset Management, Inc., Calamos Holdings
                                                                    LLC, Calamos Advisors and its predecessor;
                                                                    Calamos Financial Services LLC and its
                                                                    predecessor

Patrick H. Dudasik, 51      Vice President (since 2001)             Executive Vice President, Chief Financial
                                                                    Officer and Administrative Officer, and
                                                                    Treasurer, Calamos Asset Management, Inc.
                                                                    and Calamos Holdings LLC, Calamos Advisors
                                                                    and its predecessor and Calamos Financial
                                                                    Services LLC and its predecessor

James S. Hamman, Jr., 36    Secretary (since 1998)                  Executive Vice President, Secretary and
                                                                    General Counsel, Calamos Asset Management,
                                                                    Inc. and Calamos Holdings LLC, Calamos
                                                                    Advisors and its predecessor and Calamos
                                                                    Financial Services LLC and its
                                                                    predecessor; Chief Compliance Officer
                                                                    (2004-2005)

Mark Mickey, 55             Chief Compliance Officer (since 2005)   Chief Compliance Officer, Calamos Funds
                                                                    (since 2005) and Chief Compliance Officer,
                                                                    Calamos Advisors (2005-2006); Director of
                                                                    Risk Assessment and Internal Audit,
                                                                    Calamos Advisors and its predecessor
                                                                    (2003-2005); President, Mark Mickey
                                                                    Consulting (2002-2003); Executive Vice
                                                                    President and Head of Compliance, ABN
                                                                    AMRO, prior thereto

----------
* Mr. Nick Calamos resigned from the board of trustees effective June 28, 2006.

     The address of each officer is 2020 Calamos Court, Naperville, Illinois 60563.

     COMMITTEES OF THE BOARD OF TRUSTEES. The Trust's board of trustees currently has three standing committees:

Executive Committee. Messrs. John Calamos and Stephen Timbers are members of the executive committee, which has authority during intervals between meetings of the board of trustees to exercise the powers of the board, with certain exceptions. John Calamos is an interested trustee of the Trust.

Dividend Committee. Mr. John Calamos serves as the sole member of the dividend committee. The dividend committee is authorized to declare distributions on the shares of the Trust's series in accordance with such series' distribution policies, including, but not limited to, regular dividends, special dividends and short- and long-term capital gains distributions.

Audit Committee. Messrs. Hanauer, Marsh, Neal, Rybak, Timbers and Tripple serve on the audit committee. The audit committee operates under a written charter adopted and approved by the board. The audit committee selects independent auditors, approves services to be rendered by the auditors, monitors the auditors' performance, reviews the results of the Trust's audit, determines whether to recommend to the board that the Trust's audited financial statements be included in the Trust's annual report and responds to other matters deemed appropriate by the board. All members of the audit committee are independent trustees of the Trust.

Governance Committee. Messrs. Hanauer, Marsh, Neal, Rybak, Timbers and Tripple serve on the governance committee. The governance committee operates under a written charter adopted and approved by the board. The governance committee oversees the independence and effective functioning of the board of trustees and endeavors to be informed about good practices for mutual fund boards. The governance committee also functions as a nominating committee by making recommendations to the board of trustees regarding candidates for election as non-interested trustees. The governance committee looks to many sources for recommendations of qualified trustees, including current trustees, employees of Calamos Advisors, current shareholders of the Funds, search firms that are compensated for their services and other third party sources. Search firms that are retained by the governance committee to identify potential candidates evaluate potential candidates, conduct screening interviews and provide information to the governance committee with respect to the individual candidates and the market for available candidates. In making trustee recommendations, the governance committee considers a number of factors, including a candidate's background, integrity, knowledge and relevant experience. These factors are set forth in an appendix to the committee's charter. Any prospective candidate is interviewed by the trustees and officers, and references are checked. The governance committee will consider shareholder recommendations regarding potential trustee candidates that are properly submitted to the governance committee for its consideration.

     A Fund shareholder who wishes to propose a trustee candidate must submit any such recommendation in writing via regular mail to the attention of the Trust's Secretary, at the address of the Trust's principal executive offices. The shareholder recommendation must include:

- the number and class of all shares of the Trust's series owned beneficially or of record by the nominating shareholder at the time the recommendation is submitted and the dates on which such shares were acquired, specifying the number of shares owned beneficially;

- a full listing of the proposed candidate's education, experience (including knowledge of the investment company industry, experience as a director or senior officer of public or private companies, and directorships on other boards of other registered investment companies), current employment, date of birth, business and residence address, and the names and addresses of at least three professional references;

- information as to whether the candidate is, has been or may be an "interested person" (as such term is defined in the 1940 Act) of the Trust, Calamos Advisors or any of its affiliates, and, if believed not to be or have been an ""interested person," information regarding the candidate that will be sufficient for the committee to make such determination;

- the written and signed consent of the candidate to be named as a nominee and to serve as a trustee of the Trust, if elected;

- a description of all arrangements or understandings between the nominating shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the shareholder recommendation is being made, and if none, so specify;

- the class or series and number of all shares of the Trust's series owned of record or beneficially by the candidate, as reported by the candidate; and

- such other information that would be helpful to the governance committee in evaluating the candidate.

     The governance committee may require the nominating shareholder to furnish other information it may reasonably require or deem necessary to verify any information furnished pursuant to the procedures delineated above or to determine the qualifications and eligibility of the candidate proposed by the nominating shareholder to serve as a trustee. If the nominating shareholder fails to provide such additional information in writing within seven days of receipt of written request from the governance committee, the recommendation of such candidate will be deemed not properly submitted for consideration, and the governance committee is not required to consider such candidate.

     Unless otherwise specified by the governance committee's chairman or by legal counsel to the non-interested trustees, the Trust's Secretary will promptly forward all shareholder recommendations to the governance committee's chairman and the legal counsel to the non-interested trustees, indicating whether the shareholder recommendation has been properly submitted pursuant to the procedures adopted by the governance committee for the consideration of trustee candidates nominated by shareholders.

     Recommendations for candidates as trustees will be evaluated, among other things, in light of whether the number of trustees is expected to change and whether the trustees expect any vacancies. During periods when the governance committee is not actively recruiting new trustees, shareholder recommendations will be kept on file until active recruitment is under way. After consideration of a shareholder recommendation, the governance committee may dispose of the shareholder recommendation.

In addition to the above committees, there is a pricing committee, appointed by the board of trustees, comprised of officers of the Trust and employees of Calamos Advisors.

During the fiscal year ended March 31, 2006, the Trust's board of trustees held 6 meetings, the executive committee held no meetings, the audit committee held 6 meetings, and the governance committee held 6 meetings. All of the trustees and committee members then serving attended at least 75% of the meetings of the board of trustees and applicable committees held during each such fiscal year, except for Mr. Nick Calamos, who attended 67% of the meetings.

TRUSTEE AND OFFICER COMPENSATION. Mr. John Calamos, the trustee who is an "interested person" of the Trust, does not receive compensation from the Trust. Although they are compensated, the non-interested trustees do not receive any pension or retirement benefits from the Trust. Mr. Mickey is the only officer of the Trust who receives compensation from the Trust. The following table sets forth the total compensation (including any amounts deferred, as described below) paid by the Trust during the 12-months ended March 31, 2006 to each of the current trustees and officers compensated by the Trust.

                                              TOTAL COMPENSATION
                     AGGREGATE COMPENSATION      FROM CALAMOS
       NAME              FROM THE TRUST+         FUND COMPLEX*
       ----          ----------------------   ------------------
John P. Calamos             $      0               $      0
Joe F. Hanauer                81,181                110,500
Weston W. Marsh+              83,507                113,500
John E. Neal+                 92,063                124,750
William R. Rybak              89,171                121,000
Stephen B. Timbers           110,370                148,500
David D. Tripple              21,321                 27,500
Mark Mickey                   77,242                100,000

+ Includes fees deferred during the year pursuant to a deferred compensation plan. Deferred amounts are treated as though such amounts have been invested and reinvested in shares of one or more of the Funds selected by the trustee. As of March 31, 2006, the value of each of Messrs. Marsh and Neal's deferred compensation account was $157,930 and $315,890, respectively.

*    Consisting of 15 portfolios.


     Beginning on November 1, 2005, the compensation paid to the non-interested trustees of Calamos Funds for their services as such consists of an annual retainer fee in the amount of $50,000, with an annual supplemental retainer to the lead independent trustee. In addition, the chair of the audit committee receives an additional $15,000 and the chair of any other committee receives an additional $7,500 annually. Non-interested trustees receive a meeting attendance fee of $6,000 for any board meeting attended in person and $3,000 for any board meeting attended by telephone. In addition, non-interested trustees receive $3,000 for any committee meeting attended (even if by telephone).

     Compensation is paid only to directors who are not interested persons of Calamos Funds or Calamos Advisors and is allocated among the series of the Calamos Funds in accordance with a procedure determined from time to time by the board.

     The Trust has adopted a deferred compensation plan (the "Plan"). Under the Plan, a trustee who is not an "interested person" of Calamos Advisors and has elected to participate in the Plan (a "participating trustee") may defer receipt of all or a portion of his compensation from the Trust to defer payment of income taxes or for other reasons. The deferred compensation payable to the participating trustee is credited to the trustee's deferral account as of the business day such compensation would have been paid to the trustee. The value of a trustee's deferred compensation account at any time is equal to what would be the value if the amounts credited to the account had instead been invested in shares of one or more of the Funds as designated by the trustee. Thus, the value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares. If a participating trustee retires, the trustee may elect to receive payments under the plan in a lump sum or in equal annual installments over a period of five years. If a participating trustee dies, any amount payable under the Plan will be paid to the trustee's beneficiaries. Each Fund's obligation to make payments under the Plan is a general obligation of that Fund. No Fund is liable for any other Fund's obligations to make payments under the Plan.

     CODE OF ETHICS. Employees of Calamos Advisors and CFS are permitted to make personal securities transactions, including transactions in securities that the Trust may purchase, sell or hold, subject to requirements and restrictions set forth in the Code of Ethics of the Trust, Calamos Advisors and CFS. The Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities of Calamos Advisors and CFS employees and the interests of investment advisory clients such as the Trust. Among other things, the Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and statements and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

     PROXY VOTING PROCEDURES. Each Fund has delegated proxy voting responsibilities to Calamos Advisors, subject to the board of trustees' general oversight. Each Fund expects Calamos Advisors to vote proxies related to that Fund's portfolio securities for which the Fund has voting authority consistent with the Fund's best economic interests. Calamos Advisors has adopted its own Proxy Voting Policies and Procedures ("Policies"). The Policies address, among other things, conflicts of interest that may arise between the Funds' interests, and the interests of Calamos Advisors and its affiliates.

     The following is a summary of the Policies used by Calamos Advisors in voting proxies.

     To assist it in voting proxies, Calamos Advisors has established a committee comprised of members of its Portfolio Management and Research Departments. The committee and/or its members will vote proxies using the following guidelines.

     In general, if Calamos Advisors believes that a company's management and board have interests sufficiently aligned with the Fund's interest, Calamos Advisors will vote in favor of proposals recommended by a company's board. More specifically, Calamos Advisors seeks to ensure that the board of directors of a company is sufficiently aligned with security holders' interests and provides proper oversight of the company's management. In many cases this may be best accomplished by having a majority of independent board members. Although Calamos Advisors will examine board member elections on a case-by-case basis, it will generally vote for the election of directors that would result in a board comprised of a majority of independent directors.

     Because of the enormous variety and complexity of transactions that are presented to shareholders, such as mergers, acquisitions, reincorporations, adoptions of anti-takeover measures (including adoption of a shareholder rights plan, requiring supermajority voting on particular issues, adoption of fair price provisions, issuance of blank check preferred stocks and the creation of a separate class of stock with unequal voting rights), changes to capital structures (including authorizing additional shares, repurchasing stock or approving a stock split), executive compensation and option plans, that occur in a variety of industries, companies and market cycles, it is extremely difficult to foresee exactly what would be in the best interests of a Fund in all circumstances. Moreover, voting on such proposals involves considerations unique to each transaction. Accordingly, Calamos Advisors will vote on a case-by-case basis on proposals presenting these transactions.

     Finally, Calamos Advisors has established procedures to help resolve conflicts of interests that might arise when voting proxies for the Funds. These procedures provide that the committee, along with Calamos Advisors' Legal and Compliance Departments, will examine conflicts of interests with the Funds of which Calamos Advisors is aware and seek to resolve such conflicts in the Funds' best interests, irrespective of any such conflict. If a member of the committee has a personal conflict of interest, that member will refrain from voting and the remainder of the committee will determine how to vote the proxy solely on the investment merits of any proposal. The committee will then memorialize the conflict and the procedures used to address the conflict.

     The Trust is required to file with the SEC its complete proxy voting record for the twelve-month period ending June 30, by no later than August 31 of each year. The Trust's proxy voting record for the most recent 12-month period ending June 30 is available by August 31 of each year (1) on the SEC's website at www.sec.gov and (2) without charge, upon request, by calling 800-582-6959.

     You may obtain a copy of Calamos Advisors' Policies by calling (800) 582-6959, by visiting Calamos Advisors' website at www.calamos.com, by writing Calamos Advisors at: Calamos Investments, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563, and on the Commission's website at www.sec.gov.

     DISCLOSURE OF PORTFOLIO HOLDINGS. The board of trustees, including a majority of the non-interested trustees, has adopted policies and procedures to govern the disclosure of portfolio security holdings. The board of trustees considered the circumstances under which portfolio security holdings may be disclosed to different categories of persons and how to address actual and potential conflicts of interests between the interests of the Funds' shareholders, on the one hand, and those of Calamos Advisors and CFS, on the other. After giving due consideration to such matters and after exercising their fiduciary duties and reasonable business judgment, the board of trustees determined that the Funds have a legitimate business purpose for disclosing portfolio security holdings to the persons described in the policies and procedures, and that the policies and procedures are reasonably designed to ensure that disclosures of portfolio security holdings are not opposed to the best interests of shareholders and appropriately address the potential for material conflicts of interest.

     Calamos Advisors and CFS carry out the policies and procedures governing disclosure of portfolio security holdings, and as such have access to information regarding portfolio security holdings on a daily basis and may disclose that information to the Funds' service providers only in accordance with the policies and procedures adopted by the board of trustees.

Disclosure to the Public

A complete list of portfolio security holdings as of the last business day of the preceding calendar quarter may be disclosed no earlier than 45 days and no later than 60 days after such quarter, in addition to disclosures in the Trust's Forms N-Q and Forms N-CSRs. This information will be posted on www.calamos.com.

A subset of the Fund's portfolio security holdings, such as a top ten list or representative holdings, as of the last business day of the preceding month may be disclosed no earlier than 10 days after such month end. This information will be posted on www.calamos.com pursuant to the procedures.

Non-Public Disclosure

Disclosure to Rating/Ranking Agencies. A complete list of portfolio security holdings as of the last business day of the preceding calendar quarter may be disclosed to rating and ranking agencies, such as S&P, Moody's, Morningstar, Lipper, Bloomberg, Thomson Financial, Vickers Stock and Cap Bridge Financial, no earlier than 60 days after the end of such quarter. As of June 30, 2006, no other rating and ranking agencies have been provided portfolio security holding information in connection with the above procedures.

Disclosure to Service Providers. Portfolio security holdings may be more frequently disclosed than the methods described above to the Funds' service providers with little or no lag time. The frequency and lag time of such disclosure is based upon each service provider's need for the information to satisfy its obligations to the Funds. In each instance, reassurances are sought from the service provider that the portfolio security holdings will remain confidential. As of June 30, 2006, the following are the Funds' service providers: Calamos Advisors, CFS, State Street Bank & Trust Company, The Bank of New York, Deloitte & Touche LLP, Wall Street Concepts and Bell, Boyd & Lloyd LLC. The Funds' service providers have a duty to keep the Funds' nonpublic information confidential either through written contractual arrangements with the Funds or Calamos Advisors, or by the nature of their fiduciary duty with respect to the Funds, which includes a duty of confidentiality and a duty to refrain from trading on nonpublic information. The Funds may be harmed if the service providers breach any non-contractual duty to keep the Funds' nonpublic information confidential as the Funds may have no contractual remedies or recourse against such breaching parties.

In addition, the Funds, Calamos Advisors, CFS and the Funds' administrator and custodian may, for legitimate business purposes within the scope of their duties and responsibilities, disclose portfolio security holdings (whether a complete list of portfolio security holdings or a subset thereof) and other positions comprising the Funds' assets to one or more broker-dealers or foreign custodians during the course of, or in connection with, normal day-to-day securities and derivative transactions with or through such broker-dealers or foreign custodians, subject to such broker-dealer's obligation and/or foreign custodian's fiduciary duty not to disclose or use material, non-public information concerning the Funds' portfolio security holdings without the consent of the Funds or their agents. Any such disclosure must be approved in writing by Calamos Advisors' General Counsel or, in his absence, the Funds' Chief Compliance Officer.

Disclosures required by Applicable Law. The Funds, Calamos Advisors and CFS may disclose portfolio security holdings information of the Funds as may be required by applicable law, rule, regulation or court order. Any officer of the Funds, Calamos Advisors or CFS is authorized to disclose portfolio security holdings pursuant to these policies and procedures.

As part of the Funds' compliance program under rule 38a-1 of the 1940 Act, the Trust's Chief Compliance Officer periodically will review or cause to be reviewed portfolio security holding disclosures in order to seek compliance with these policies and procedures. The board of trustees will oversee disclosures through the reporting of the Chief Compliance Officer.

The Funds, Calamos Advisors and CFS do not receive compensation or other consideration for the disclosure of portfolio security holdings.

     At December 31, 2005, each trustee beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the 1934 Act) shares of the respective Funds, and of all funds in the Fund Complex having values within the indicated dollar ranges.

                                                                               GROWTH
                                           BLUE                                 AND           GLOBAL GROWTH
                        GROWTH             CHIP              VALUE             INCOME          AND INCOME         INTERNATIONAL
                         FUND              FUND              FUND               FUND              FUND             GROWTH FUND
                    --------------    --------------    --------------     --------------    ----------------    ---------------
John P. Calamos      Over $100,000     Over $100,000     Over $100,000      Over $100,000     Over $100,000       Over $100,000
Joe F. Hanauer       Over $100,000     Over $100,000          None          Over $100,000     Over $100,000      $10,001-$50,000
Weston W. Marsh      Over $100,000     Over $100,000          None               None              None           Over $100,000
John E. Neal         Over $100,000          None              None               None              None               None
William R. Rybak    $10,001-$50,000   $10,001-$50,000   $10,001-$50,000    $10,001-$50,000   $10,001-$50,000          None
Stephen B Timbers    Over $100,000          None              None          Over $100,000          None               None
David D. Tripple**       None               None              None               None              None               None

                                                                                                      AGGREGATE
                                                                                                     DOLLAR RANGE
                                                                  MARKET                             OF SHARES OF
                      HIGH YIELD          CONVERTIBLE            NEUTRAL         MULTI-FUND        ALL FUNDS IN THE
                         FUND                 FUND                 FUND             BLEND*           FUND COMPLEX
                    --------------       --------------      ----------------    -----------       ----------------
John P. Calamos      Over $100,000        Over $100,000            None              None            Over $100,000
Joe F. Hanauer      $50,001-$100,000           None          $50,001-$100,000        None            Over $100,000
Weston W. Marsh     $50,001-$100,000      Over $100,000            None              None            Over $100,000
John E. Neal              None                 None            Over $100,000         None            Over $100,000
William R. Rybak    $10,001-$50,000      $10,001-$50,000      $10,000-$50,000        None            Over $100,000
Stephen B Timbers      $1-$10,000              None                None              None            Over $100,000
David D. Tripple**        None                 None                None              None                 None

*    Multi-Fund Blend commenced operations on June 28, 2006.

**   Mr. Tripple joined the board of trustees effective January 1, 2006.

No trustee who is a non-interested person of the Trust owns beneficially or of record, any security of Calamos Advisors, CFS, or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Calamos Advisors or CFS.

                          INVESTMENT ADVISORY SERVICES

     Investment management and certain other services are provided to the Trust by Calamos Advisors pursuant to a Management Agreement (the "Management Agreement") dated August 1, 2000. Calamos Advisors also furnishes office space, equipment and management personnel to the Trust. For more information, see the prospectus under "Who manages the Funds?" Each Fund, except Multi-Fund Blend, pays Calamos Advisors a fee based on average daily net assets that is accrued daily and paid on a monthly basis. Growth Fund pays a fee on its average daily net assets at the annual rate of 1% of the first $500 million, 0.90% on the next $500 million, 0.80% on the next $5 billion (over $1 billion to $6 billion), 0.78% on the next $5 billion (over $6 billion to $11 billion), 0.76% on the next $5 billion (over $11 billion to $16 billion), 0.74% on the next $5 billion (over $16 billion to $21 billion), 0.72% on the next $5 billion (over $21 billion to $26 billion) and 0.70% on average daily net assets in excess of $26 billion. The fee paid by each of Growth and Income Fund, Convertible Fund, Market Neutral Income Fund and High Yield Fund on its average daily net assets is at the annual rate of 0.75% on the first $500 million, 0.70% on the next $500 million, and 0.65% on average daily net assets in excess of $1 billion.

     Each of Global Growth and Income Fund, Blue Chip Fund, Value Fund and International Growth Fund pays a fee on its average daily net assets of 1.00% on the first $500 million, 0.95% on the next $500 million, 0.90% on the next $5 billion (over $1 billion to $6 billion), 0.88% on the next $5 billion (over $6 billion to $11 billion), 0.86% on the next $5 billion (over $11 billion to $16 billion), 0.84% on the next $5 billion (over $16 billion to $21 billion), 0.82% on the next $5 billion (over $21 billion to $26 billion), and 0.80% on average daily net assets in excess of $26 billion.

     In addition, International Growth Fund pays Calamos Advisors a fee based on average daily net assets that is accrued daily and paid on a monthly basis, except for the performance fee, which is accrued and paid on a monthly basis. The fee paid by International Growth Fund is determined by utilizing a base fee and then applying a performance adjustment. The performance adjustment equally increases or decreases the management fee, on a monthly basis, by 1/12 of 0.03% of the Fund's average daily net assets for each full 1% increment amount by which the Fund outperforms or underperforms the MSCI EAFE Growth Index ("Index") on an annualized basis, respectively.

     If the board of trustees determines that another index is appropriate for International Growth Fund, they may designate a successor index to be substituted, subject to approval by shareholders.

     The performance adjustment rate is calculated by comparing over the performance period the Fund's performance to that of the Index over the performance period. The performance period for International Growth Fund commenced at the beginning of its first full month of operation and will eventually include 36 months. The performance adjustment took effect in March 2006. Each month subsequent to March 2006, a new month is added to the performance period until the performance period includes 36 months. Thereafter, the performance period consists of the most recent month plus the previous 35 months.

     The performance comparison is made at the end of each month. The maximum annualized performance adjustment rate is +/-0.30% of International Growth Fund's average daily net assets over the performance period. The performance adjustment rate is divided by 12 and multiplied by the Fund's average daily net assets over the performance period, and the resulting dollar amount is then added to or subtracted from the base fee. CALAMOS ADVISORS may receive a positive performance adjustment even if the Fund has a negative return over a performance period if it otherwise outperforms the Index during that period.

     The investment performance of International Growth Fund will be the sum of:
(1) the change in International Growth Fund's net asset value ("NAV") per share during the performance period; plus (2) the value of International Growth Fund's cash distributions per share accumulated to the end of the performance period; plus (3) the value of capital gains taxes per share paid or payable on undistributed realized long-term capital gains accumulated to the end of the performance period; expressed as a percentage of International Growth Fund's NAV per share at the beginning of the performance period. For this purpose, the value of distributions per share of realized capital gains, of dividends per share paid from investment income and of capital gains taxes per share paid or payable on undistributed realized long-term capital gains shall be treated as reinvested in shares of International Growth Fund at the NAV in effect at the close of business on the record date for the payment of such distributions and dividends and the date on which provision is made for such taxes, after giving effect to such distributions, dividends and taxes.

     The investment record of the Index will be the sum of: (1) the change in the level of the Index during the performance period; plus (2) the value, computed consistently with the Index, of cash distributions made by companies whose securities comprise the Index accumulated to the end of the performance period; expressed as a percentage of the Index level at the beginning of the performance period. For this purpose, cash distributions on the securities which comprise the Index shall be treated as reinvested in the index at least as frequently as the end of each calendar quarter following the payment of the dividend.

     Multi-Fund Blend does not directly pay Calamos Advisors a fee pursuant to the Management Agreement in recognition of the fact that under the Management Agreement, each underlying fund pays Calamos Advisors a fee. Multi-Fund Blend indirectly bears the management fee (and other expenses) of the underlying funds.

     Calamos Advisors is an indirect subsidiary of Calamos Asset Management, Inc., whose voting shares are majority-owned by Calamos Family Partners, Inc., which is controlled by John P. Calamos, Sr. and the Calamos family.

     During the periods shown below, each of the Funds paid total advisory fees and was reimbursed by Calamos Advisors for expenses in excess of applicable expense limitations as follows:

                                 YEAR ENDED     YEAR ENDED    YEAR ENDED
DESCRIPTION OF FUND                3/31/06       3/31/05       3/31/04
-------------------             ------------   -----------   -----------
Growth Fund
   Advisory fee                 $133,121,436   $90,988,486   $43,944,860
   Waiver or reimbursement                --            --            --
                                ------------   -----------   -----------
   Net fee                       133,121,436    90,988,486    43,944,860

Blue Chip Fund
   Advisory fee                    1,179,346       690,423        69,217
   Waiver or reimbursement                --            --       (56,256)
                                ------------   -----------   -----------
   Net fee                         1,179,346       690,423        12,961

Value Fund
   Advisory Fee                    1,155,286       879,746       282,743
   Waiver or reimbursement                --            --       (75,565)
                                ------------   -----------   -----------
   Net Fee                         1,155,286       879,746       207,178

                                 YEAR ENDED     YEAR ENDED    YEAR ENDED
DESCRIPTION OF FUND                3/31/06       3/31/05       3/31/04
-------------------             ------------   -----------   -----------
International Growth Fund(1)
   Advisory fee                    1,256,489        20,784           N/A
   Waiver or reimbursement                --       (26,537)          N/A
                                ------------   -----------   -----------
   Net fee                         1,256,489             0           N/A

Global Growth and Income Fund
   Advisory fee                    4,368,837     2,488,185       862,957
   Waiver or reimbursement                --            --            --
                                ------------   -----------   -----------
   Net fee                         4,368,837     2,488,185       862,957

Growth and Income Fund
   Advisory Fee                   36,194,328    28,774,073    17,157,408
   Waiver or reimbursement                --            --            --
                                ------------   -----------   -----------
   Net fee                        36,194,328    28,774,073    17,157,408

High Yield Fund
   Advisory fee                    1,616,412     1,544,821     1,186,299
   Waiver or reimbursement                --            --            --
                                ------------   -----------   -----------
   Net fee                         1,616,412     1,544,821     1,186,299

Convertible Fund
   Advisory Fee                    7,450,743     9,049,302     9,830,619
   Waiver or reimbursement                --            --            --
                                ------------   -----------   -----------
   Net fee                         7,450,743     9,049,302     9,830,619

Market Neutral Income Fund
   Advisory fee                    2,704,181     4,430,137     5,339,750
   Waiver or reimbursement                --            --            --
                                ------------   -----------   -----------
   Net fee                         2,704,181     4,430,137     5,339,750

Multi-Fund Blend(2)
   Advisory fee                          N/A           N/A           N/A
   Waiver or reimbursement               N/A           N/A           N/A
                                ------------   -----------   -----------
   Net fee                               N/A           N/A           N/A

----------
(1) International Growth Fund commenced operations on March 16, 2005. For the year ended March 31, 2005, Calamos Advisors reimbursed other operating expenses of International Growth Fund in the amount of $5,753.

(2)  Multi-Fund Blend does not pay an advisory fee.

     The use of the name "Calamos" in the name of the Trust and in the names of the Funds are pursuant to licenses granted by Calamos Advisors, and the Trust has agreed to change the names to remove those references if Calamos Advisors ceases to act as investment adviser to the Funds.



EXPENSES

     Subject to the expense limitations described below, the Funds pay all their own operating expenses that are not specifically assumed by Calamos Advisors, including (i) fees of Calamos Advisors; (ii) interest, taxes and any governmental filing fees; (iii) compensation and expenses of the trustees, other than those who are interested persons of the Trust, Calamos Advisors or CFS;
(iv) legal, audit, custodial and transfer agency fees and expenses; (v) fees and expenses related to the Funds' organization and registration and qualification of the Funds and their shares under federal and state securities laws; (vi) expenses of printing and mailing reports, notices and proxy material to shareholders, and expenses incidental to meetings of shareholders; (vii) expenses of preparing prospectuses and of printing and distributing them to existing shareholders; (viii) insurance premiums; (ix) litigation and indemnification expenses and other extraordinary expenses not incurred in the normal course of the business of the Trust; (x) distribution expenses pursuant to the Funds' Distribution Plans; and (xi) brokerage commissions and other transaction-related costs.

     Calamos Advisors has contractually undertaken to limit the annual operating expenses of each class of shares of each Fund, except Multi-Fund Blend, and the other expenses of each class of shares of Multi-Fund Blend, through August 31, 2007 in excess of certain limits, as described in the prospectus under "Who manages the Funds?" For purposes of this agreement, operating expenses do not include dividends on short positions.

                               PORTFOLIO MANAGERS

     John P. Calamos and Nick P. Calamos share responsibility for managing the portfolios of International Growth Fund, Global Growth and Income Fund, Growth and Income Fund, High Yield Fund and Convertible Fund; John P. Calamos, Sr., Nick P. Calamos and John P. Calamos, Jr. share responsibility for managing the portfolios of Growth Fund, Blue Chip Fund, Value Fund, Market Neutral Income Fund and Multi-Fund Blend. The portfolio managers are supported by and lead a team of investment professionals whose valuable contributions create a synergy of expertise that can be applied across many different investment strategies.

     The portfolio managers also have responsibility for the day-to-day management of accounts other than the Funds. Information regarding these other accounts is set forth below.

                       Number of Other Accounts Managed and Assets by Account Type as of March 31, 2006
                       --------------------------------------------------------------------------------
                                Registered               Other Pooled
                                Investment                Investment                   Other
                                Companies                  Vehicles                   Accounts
                        -------------------------   ----------------------   -------------------------
Portfolio Manager       Accounts       Assets       Accounts      Assets     Accounts       Assets
--------------------    --------   --------------   --------   -----------   --------   --------------
John P. Calamos            18      35,648,651,955       3      168,477,116    25,068    11,784,125,763
Nick P. Calamos            18      35,648,651,955       3      168,477,116    25,068    11,784,125,763
John P. Calamos, Jr.        7      20,971,100,062       2      100,494,483    24,967    11,354,343,941

                       Number of Accounts and Assets for which Advisory Fee is Performance Based as of March 31, 2006
                       ----------------------------------------------------------------------------------------------
                                           Registered            Other Pooled
                                           Investment             Investment                 Other
                                           Companies               Vehicles                Accounts
                                   ----------------------   ----------------------   --------------------
Portfolio Manager                  Accounts       Assets    Accounts      Assets     Accounts    Assets
--------------------               --------   -----------   --------   -----------   --------   ---------
John P. Calamos                        1      229,692,790       2      100,494,483       1      9,486,163
Nick P. Calamos                        1      229,692,790       2      100,494,483       1      9,486,163
John P. Calamos, Jr.                 None         None          2      100,494,483       1      9,486,163

     The Fund's portfolio managers are responsible for managing both Funds and other accounts, including separate accounts and unregistered funds.

Other than potential conflicts between investment strategies, the side-by-side management of both the Funds and other accounts may raise potential conflicts of interest due to the interest held by Calamos Advisors in an account and certain trading practices used by the portfolio managers (e.g., cross trades between a Fund and another account and allocation of aggregated trades). Calamos Advisors has developed policies and procedures reasonably designed to mitigate those conflicts. For example, Calamos Advisors will only place cross-trades in securities held by the Funds in accordance with the rules promulgated under the 1940 Act and has adopted policies designed to ensure the fair allocation of securities purchased on an aggregated basis. The allocation methodology employed by Calamos Advisors varies depending on the type of securities sought to be bought or sold and the type of client or group of clients. Generally, however, orders are placed first for those clients that have given Calamos Advisors brokerage discretion (including the ability to step out a portion of trades), and then to clients that have directed Calamos Advisors to execute trades through a specific broker. However, if the directed broker allows Calamos Advisors to execute with other brokerage firms, which then book the transaction directly with the directed broker, the order will be placed as if the client had given Calamos Advisors full brokerage discretion. Calamos Advisors and its affiliates frequently use a "rotational" method of placing and aggregating client orders and will build and fill a position for a designated client or group of clients before placing orders for other clients.

     A client account may not receive an allocation of an order if: (a) the client would receive an unmarketable amount of securities based on account size;
(b) the client has precluded Calamos Advisors from using a particular broker;
(c) the cash balance in the client account will be insufficient to pay for the securities allocated to it at settlement; (d) current portfolio attributes make an allocation inappropriate; and (e) account specific guidelines, objectives and other account specific factors make an allocation inappropriate. Allocation methodology may be modified when strict adherence to the usual allocation is impractical or leads to inefficient or undesirable results. Calamos Advisors' head trader must approve each instance that the usual allocation methodology is not followed and provide a reasonable basis for such instances and all modifications must be reported in writing to the Director of Compliance on a monthly basis.

     The portfolio managers advise certain accounts under a performance fee arrangement. A performance fee arrangement may create an incentive for a portfolio manager to make investments that are riskier or more speculative than would be the case in the absence of performance fees. A performance fee arrangement may result in increased compensation to the portfolio managers from such accounts due to unrealized appreciation as well as realized gains in the client's account.

     As of March 31, 2006, the portfolio managers receive all of their compensation from Calamos Asset Management, Inc. Each portfolio manager has entered into employment agreements that provide for compensation in the form of a minimum annual base salary and a maximum discretionary target bonus, each payable in cash. The amounts paid to portfolio managers and the criteria utilized to determine the amounts are benchmarked against industry specific data provided by third party analytical agencies. The discretionary target bonus is set at a percentage of base salary, ranging from 300% to 600% of base salary, with a maximum annual bonus opportunity of at least 150% of the target bonus. The portfolio managers' compensation structure does not differentiate between the Funds and other accounts managed by the portfolio managers, and is determined on an overall basis, taking into consideration the performance of the various strategies managed by the portfolio managers. Portfolio performance, as measured by risk-adjusted portfolio performance, is utilized to determine the discretionary target bonus. Also, due to the portfolio managers' ownership and executive management positions with Calamos Advisors and its parent company, additional multiple corporate objectives are utilized to determine the discretionary target bonus. For 2005, the additional corporate objectives were: marketing effectiveness, as measured by assets under management compared to a target, redemption rate relative to the industry and percentage growth in assets under management relative to the industry; advisory fee revenues, measured by total revenues compared to a target as well as percentage growth in revenues compared to the industry; operating income, as measured by operating margin percentage relative to the industry; stock price performance as measured by the stock price at the end of 2005 compared to a target as well as the price to earnings multiple compared to the same multiple for the industry; and performance on corporate strategic initiatives.

     The portfolio managers are also eligible to receive annual equity awards under a long term incentive compensation program. The target annual equity awards are set at a percentage of base salary, ranging from 225% to 300%. Historically, the annual equity awards granted under the long-term incentive compensation program have been comprised of stock options and restricted stock units. The stock options and restricted stock units issued to date have vested in one-third installments beginning in the fourth year after the grant date and each award has been subject to accelerated vesting under certain conditions. Unless terminated early, the stock options have a ten-year term.

     At March 31, 2006, each portfolio manager beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the 1934 Act) shares of the respective Funds, and of all funds in the Fund Complex having values within the indicated dollar ranges.

                                               BLUE                                                        GLOBAL
                            GROWTH             CHIP                 VALUE              GROWTH AND        GROWTH AND
                             FUND              FUND                  FUND             INCOME FUND       INCOME FUND
                       ---------------   ---------------   ----------------------   ---------------   ---------------
John P. Calamos        Over $1,000,000   Over $1,000,000   Over $1,000,000          Over $1,000,000   Over $1,000,000
Nick P. Calamos        Over $1,000,000   Over $1,000,000   Over $1,000,000          Over $1,000,000   Over $1,000,000
John P. Calamos, Jr.   Over $1,000,000   Over $1,000,000   $500,001 to $1,000,000   Over $1,000,000   Over $1,000,000

                                                                                                   MARKET
                           INTERNATIONAL           HIGH YIELD             CONVERTIBLE         NEUTRAL INCOME       MULTI-FUND
                            GROWTH FUND               FUND                   FUND                   FUND             BLEND*
                       --------------------   --------------------   --------------------   --------------------   ----------
John P. Calamos           Over $1,000,000        Over $1,000,000        Over $1,000,000             None              None
Nick P. Calamos         $10,000 to $50,000       Over $1,000,000     $100,001 to $500,000           None              None
John P. Calamos, Jr.   $100,001 to $500,000   $100,001 to $500,000   $100,001 to $500,000   $100,001 to $500,000      None

*    Multi-Fund Blend commenced operations on June 28, 2006.

                                DISTRIBUTION PLAN

     The Trust has adopted a plan pursuant to rule 12b-1 under the 1940 Act (the "Plan"), whereby Class A shares, Class B shares and Class C shares of each Fund pay to CFS, service and distribution fees as described in the prospectus. CFS may use the amount of such fees to defray the costs of commissions and service fees paid to broker-dealers and other financial intermediaries whose customers invest in shares of the Funds and for other purposes.

     The Trust's board of trustees has determined that the Plan could be a significant factor in the growth and retention of Fund assets, resulting in a more advantageous expense ratio and increased investment flexibility which could benefit each class of Fund shareholders. A cash flow from sales of shares may enable a Fund to meet shareholder redemptions without having to liquidate portfolio securities and to take advantage of buying opportunities without having to make unwarranted liquidations of portfolio securities. The board also considered that continuing growth in the Fund's size would be in the shareholders' best interests because increased size would allow the Funds to realize certain economies of scale in their operations and would likely reduce the proportionate share of expenses borne by each shareholder. Even in the case of a Fund closing to new investors, the payment of ongoing compensation to a financial intermediary for providing services to its customers based on the value of their Fund shares is likely to provide the shareholders with valuable services and to benefit the Fund by promoting shareholder retention and reduced redemptions. The board of trustees therefore determined that it would benefit the Fund to have monies available for the direct distribution and service activities of CFS, as the Funds' distributor, in promoting the continuous sale of the Funds' shares. The board of trustees, including the non-interested trustees, concluded, in the exercise of their reasonable business judgment and in light of their fiduciary duties, that there is a reasonable likelihood that the Plan will benefit the Funds and their shareholders.

     The Plan has been approved by the board of trustees, including all of the trustees who are non-interested persons as defined in the 1940 Act. The substance of the Plan has also been approved by the vote of a majority of the outstanding shares of each Fund. The Plan must be reviewed annually and may be continued from year to year by vote of the board of trustees, including a majority of the trustees who are non-interested persons of the Funds and who have no direct or indirect financial interest in the Plan's operation ("non-interested trustees"), cast in person at a meeting called for that purpose. It is also required that the selection and nomination of non-interested trustees be done by non-interested trustees. The Plan may be terminated at any time, without any penalty, by such trustees, by any act that terminates the distribution agreement between the Trust and CFS, or, as to the Fund, by vote of a majority of the Fund's outstanding shares.

     The Plan may not be amended to increase materially the amount spent for distribution or service expenses or in any other material way without approval by a majority of the outstanding shares of the affected Fund, and all such material amendments to the Plan must also be approved by the non-interested trustees, in person, at a meeting called for the purpose of voting on any such amendment.

     CFS is required to report in writing to the board of trustees at least quarterly on the amounts and purpose of any payments made under the Plan and any distribution or service agreement, as well as to furnish the board with such other information as may reasonably be requested to enable the board to make an informed determination of whether the Plan should be continued.

     During the fiscal year ended March 31, 2006, each Fund made payments to CFS pursuant to the Plan in the following amounts:

                                           International     Global    Growth and                              Market
                      Blue Chip    Value       Growth      Growth and    Income     High Yield  Convertible    Neutral    Multi-Fund
         Growth Fund     Fund      Fund        Fund       Income Fund     Fund         Fund         Fund     Income Fund    Blend*
         -----------  ---------  --------  -------------  -----------  ----------   ----------  -----------  -----------  ----------
Class A  $29,959,263   $216,746  $222,144     $233,087     $  624,056  $ 7,123,592   $284,754    $1,104,528   $  491,252      N/A
Class B   12,474,110     84,458    89,077       43,923        343,323    6,793,225    318,494     1,824,771      344,163      N/A
Class C   35,156,874    138,094   140,456      109,077      1,401,962   18,065,732    679,496     3,753,485    1,066,195      N/A

*    Multi-Fund Blend commenced operations on June 28, 2006.




     During the fiscal year ended March 31, 2006, each Fund made payments to broker-dealers pursuant to the Plan in the following amounts:


                                           International     Global    Growth and                              Market
                      Blue Chip    Value       Growth      Growth and    Income     High Yield  Convertible    Neutral    Multi-Fund
         Growth Fund     Fund      Fund        Fund       Income Fund     Fund         Fund         Fund     Income Fund    Blend*
         -----------  ---------  --------  -------------  -----------  ----------   ----------  -----------  -----------  ----------
Payments
to
brokers  $54,824,790  $285,447   $294,048  $158,666       $1,572,866   $22,226,996  $844,210    $5,346,648   $1,542,130       N/A


*    Multi-Fund Blend commenced operations on June 28, 2006.



     During the fiscal year ended March 31, 2006, payments were made under the Plan on behalf of the indicated Funds for expenses associated with advertising, printing and mailing of prospectuses to prospective shareholders, and sales personnel compensation as follows:

                                        Growth         Blue Chip        Value       International    Global Growth
                                         Fund            Fund            Fund        Growth Fund    and Income Fund
                                         ----            ----            ----        -----------    ---------------
Costs Associated with Printed
  Materials                           $  306,332      $    1,841      $    1,307      $    5,270      $   11,956
Sales and Marketing Expenses
  (including compensation expense)     4,897,226          32,470          16,692         103,540         237,732
                                      ----------      ----------      ----------      ----------      ----------
Total                                 $5,203,558      $   34,311      $   17,999      $  108,810      $  249,688

                                      Growth and         High                          Market
                                         Income          Yield        Convertible      Neutral        Multi-Fund
                                         Fund            Fund            Fund        Income Fund         Blend*
                                      ----------         -----        -----------    -----------    ---------------
Costs Associated with Printed
  Materials                           $   83,106      $    3,613      $    2,802      $    1,470             N/A
Sales and Marketing Expenses
  (including compensation expense)     1,312,710          77,695          29,860         145,446             N/A
                                      ----------      ----------      ----------      ----------      ----------
Total                                 $1,395,816      $   81,308      $   32,662      $  146,916             N/A

*    Multi-Fund Blend commenced operations on June 28, 2006.


                          OTHER COMPENSATION TO DEALERS

     CFS or its affiliates are currently subject to supplemental compensation payment requests by certain securities broker-dealers, banks or other intermediaries, including third party administrators of qualified plans (individually, an "Intermediary" and collectively, "Intermediaries"). CFS or its affiliates may make payments to Intermediaries, among other things, to help defray the costs incurred by qualifying Intermediaries in connection with efforts to educate financial advisers about the Funds so they can make recommendations and provide services that are suitable and meet shareholder needs, to access Intermediaries' representatives, to obtain marketing support and other specified services. Those payments may be made, at the discretion of CFS or its affiliates, to Intermediaries who have sold Fund shares.

     The level of payments made to a qualifying Intermediary in any given year with respect to Fund shares held by the Intermediary's customers will vary, but in no case will exceed the sum of (a) 0.25% of the prior 12 month period's sales of Fund shares by that Intermediary and (b) 0.12% of the amount of average daily value of Fund shares held by customers of that Intermediary. A number of factors will be considered in determining whether CFS or its affiliates will make the requested payments, including the qualifying Intermediary's sales, assets and redemption rates, and the quality of the Intermediary's services.

     As of June 30, 2006, the Intermediaries that CFS or its affiliates anticipate will receive additional compensation are: A.G. Edwards & Sons, Inc., AST Trust Company, Ceridian Retirement Plan Services, Charles Schwab and Co., Inc., Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan

Stanley DW Inc., National Financial Services, Prudential Investment Management Services LLC, Raymond James and Associates, Inc., Security Benefit Life, UBS Financial Services, Inc. and Wachovia Securities LLC. CFS or its affiliates may enter into arrangements or change or discontinue arrangements with Intermediaries at any time without notice.

     These payments may provide Intermediaries with an incentive to favor shares of the Funds over sales of shares of other mutual funds or non-mutual fund investments. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and you should discuss this matter with your Intermediary and its representatives. The Funds may utilize an Intermediary that offers and sells shares of the Funds to execute portfolio transactions for the Funds. The Funds, Calamos Advisors and CFS do not consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds.

                         PURCHASING AND REDEEMING SHARES

     Purchases and redemptions are discussed in the Funds' prospectus under the headings "How can I buy shares?" and "How can I sell shares?" All of that information is incorporated herein by reference.

     You may purchase or redeem shares of the Funds through certain Intermediaries. These Intermediaries may charge for their services. Any such charges could constitute a substantial portion of a smaller account, and may not be in your best interest. You may purchase or redeem shares of the Funds directly from or with the Trust without any charges other than those described in the prospectus.

     An Intermediary who accepts orders that are processed at the net asset value or appropriate public offering price next determined after receipt of the order by the Intermediary accepts such orders as agent of the Trust. The Intermediary is required to segregate any orders received on a business day after the close of regular session trading on the New York Stock Exchange (the "NYSE") and transmit those orders separately for execution at the net asset value or appropriate public offering price next determined after that business day. It is the responsibility of the Intermediary to transmit purchase orders and redemption requests received by them to U.S. Bancorp Fund Services, LLC so they will be received in a timely manner.

HOW TO PURCHASE SHARES

     Shares of the Funds are sold through selected broker-dealers and banks that have signed agreements with CFS, or may be purchased by check or wire as described below. The minimum initial investment for each Fund is $2,500. For certain qualified retirement plans, such as individual retirement accounts, the minimum initial investment is $500. The minimum subsequent investment in any Fund is $50. Each Fund reserves the right to waive or reduce the minimum initial or subsequent investment requirement for any omnibus account of any intermediary with whom Calamos Advisors has entered into an agreement, including profit sharing or pension plans, Section 401(k) plans, Section 403(b)(7) plans in the case of employees of public school systems and certain non-profit organizations. No Fund may waive or reduce the minimum initial or subsequent investment requirements, except for the plans or organizations listed above. Each Fund reserves the right to reject any order for the purchase of its shares in whole or in part, and to suspend the sale of its shares to the public in response to conditions in the securities markets or otherwise. Each purchase of shares is confirmed by a written statement mailed to the shareholder, without issuance of share certificates.

     In addition, the Funds are required to comply with various federal anti-money laundering laws and regulations. Consequently, the Funds will request the following information from all investors: full name, date of birth, Social Security number, and permanent street address. Corporate, trust, and other entity accounts require additional documentation. The Funds will use this information to verify your identity. The Funds will return your application if any of this information is missing, and may request additional information from you to assist in verifying your identity. In the event that the Funds are unable to verify your identity, they reserve the right to redeem your account at the current day's net asset value. A Fund may be required to "freeze" the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Fund may be required to transfer the account or proceeds of the account to a government agency.

OFFERING PRICE

     Class A shares of each Fund are sold to investors at net asset value plus a sales charge, which may be reduced or waived as described below. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares of the same Fund, and a contingent deferred sales charge payable upon certain redemptions. Class C shares of each Fund are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares of the same Fund, and a contingent deferred sales charge on shares redeemed within one year. When placing an order, you must specify whether the order is for Class A, Class B or Class C shares.

     The differences between Class A shares, Class B shares and Class C shares lie primarily in their initial and contingent deferred sales charge structures and in their asset-based sales charges in the form of Rule 12b-1 distribution fees. These differences are summarized in the table below. See also "Expenses" and "How to Redeem Shares." Each class has distinct advantages and disadvantages for different investors, and you may choose the class that best suits your circumstances and objectives.

                                                     ANNUAL 12B-1 FEES
                                                     (AS A % OF AVERAGE
                                                          DAILY NET
 CLASS                  SALES CHARGE                       ASSETS)                OTHER INFORMATION
-------   ----------------------------------------   ------------------   ----------------------------------
Class A   Maximum initial sales charge of 4.75% of          0.25%         Initial sales charge waived or
          offering price                                                  reduced for certain purchases*

Class B   Maximum contingent deferred sales charge
          of 5% of redemption proceeds; declines                          Shares convert to Class A shares 8
          to zero after 6 years                             1.00%         years after issuance

Class C   1% deferred sales charge on shares
          redeemed within one year                          1.00%**       No conversion feature

----------
*    See the note to the following table.

** The 12b-1 fee of 1% for the first year is advanced to the selling dealer by CFS from its own resources at the time of investment. Annual 12b-1 fees are paid quarterly in arrears beginning in the second year. Of this amount, .25% is for administrative services and the balance is for distribution services.

     The sales charges on sales of Class A shares of each Fund (except when waived as described below under "How to Purchase Shares - Sales Charge Waiver") are as follows:

                                         SALES CHARGE PAID BY INVESTOR ON PURCHASE OF CLASS A SHARES
                                      -----------------------------------------------------------------
                                           AS A % OF           AS A % OF         % OF OFFERING PRICE
                                      NET AMOUNT INVESTED   OFFERING PRICE   RETAINED BY SELLING DEALER
                                      -------------------   --------------   --------------------------
Less than $50,000...................         4.99%              4.75%                   4.00%
$50,000 but less than $100,000......         4.44               4.25                    3.50
$100,000 but less than $250,000.....         3.63               3.50                    2.75
$250,000 but less than $500,000.....         2.56               2.50                    2.00
$500,000 but less than $1,000,000...         2.04               2.00                    1.60
$1,000,000 or more*.................         None               None                    None

----------
* On an investment of $1,000,000 or more, CFS from its own resources pays the selling dealer a commission of .50% of the amount of the investment. On an investment of $1,000,000 or more without a sales charge, you will pay a contingent deferred sales charge of .50% on shares that are sold within two years after purchase, excluding shares purchased from the reinvestment of dividends or capital gains distributions.

     Each Fund receives the entire net asset value of all of its Class A shares sold. CFS, the Funds' principal underwriter, retains the sales charge on sales of Class A shares from which it allows discounts from the applicable public offering price to investment dealers. The normal discount to dealers is set forth in the table above. Upon notice to all dealers with whom it has sales agreements, CFS may allow up to the full applicable sales charge, as shown in the above table, during periods and for transactions specified in such notice and such reallowances may be based upon attainment of minimum sales levels. Dealers who receive 90% or more of the sales charge may be deemed to be underwriters under the Securities Act. CFS retains the entire amount of any deferred sales charge on Class C shares redeemed within one year of purchase. CFS may from time to time conduct promotional campaigns in which incentives would be offered to dealers meeting or exceeding stated target sales of shares of a Fund. The cost of any such promotional campaign, including any incentives offered, would be borne entirely by CFS and would have no effect on either the public offering price of Fund shares or the percentage of the public offering price retained by the selling dealer.

     CFS compensates firms for sales of Class B shares at the time of sale at a commission rate of up to 4.00% of the amount of Class B shares purchased. CFS is compensated by each Fund for services as distributor and principal underwriter for Class B shares. Class B shares of a Fund will automatically convert to Class A shares of the same Fund eight years after issuance on the basis of the relative net asset value per share. The purpose of the conversion feature is to relieve holders of Class B shares from the 12b-1 fee when they have been outstanding long enough for CFS to have been compensated for distribution related expenses. For purposes of conversion to Class A shares, shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares in a shareholder's Fund account will be converted to Class A shares on a pro rata basis.

WHICH CLASS OF SHARES SHOULD YOU PURCHASE?

     The decision as to which class of shares you should purchase depends on a number of factors, including the amount and intended length of the investment. Investors making investments that qualify for reduced sales charges might consider Class A shares. Investors who prefer not to pay an initial sales charge and who plan to hold their investment for more than eight years might consider Class B shares. Investors who prefer not to pay an initial sales charge but who plan to redeem their shares within eight years might consider Class C shares. No order for Class B shares of any Fund may exceed $100,000 and no order for Class C shares of any Fund may exceed $1,000,000. For more information about the three share classes, consult your financial representative or the call us toll free at
(800) 823-7386. Financial services firms may receive different compensation depending upon which class of shares they sell.

PURCHASES BY WIRE

     You may also purchase shares by wiring funds from your bank. To insure proper credit to your account, please call the Funds at (800) 823-7386 before sending your wire. The wire should be sent to U.S.Bank, N.A.; ABA #075000022; for U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201, bank account no. 112-952-137; FBO Calamos [fund name] Fund; [shareholder name and account number]. The applicable offering price for a purchase by wire is the offering price per share next determined after receipt of the wired funds. Receipt of a wire could be delayed by delays on the Federal Reserve wire system. Before you have wired funds, you must complete the application form and send it to CFS. A Fund will not honor redemption requests until the completed application has been received, and failure to submit a completed application may result in backup withholding as required by the Code.

PURCHASES BY MAIL

     You may also purchase shares of a Fund by sending a check payable to the Fund, along with information identifying you and your account number to the Fund's transfer agent: U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201. An initial investment made by check must be accompanied by a completed application. A subsequent investment may be made by detaching the stub from your account statement and sending it with your check in the envelope provided with your statement. All checks must be drawn on a U.S. bank in U.S. funds. A Fund will not accept cashier's checks in amounts less than $10,000. To prevent check fraud, the Funds will not accept Treasury checks, credit card checks, traveler's checks or starter checks for the purchase of shares. A check written by a third party will not be accepted. A charge ($25 minimum) will be imposed if any check submitted for investment is returned, and the investor may be responsible for any loss sustained by the Fund. If you purchase shares by check, you will not be able to redeem the shares until the check has been collected, which may take 15 days.

PURCHASES BY TELEPHONE

     You may purchase shares of a Fund by telephone once you have established an account. Complete information regarding the telephone purchase privilege is included in the prospectus under "How can I buy shares?"

PURCHASES BY EXCHANGE

     You may purchase shares of a Fund by exchange of shares from another Fund or by exchange of shares of Prime Obligations Fund, a portfolio of First American Funds (such shares are referred to as "Prime Obligations Shares") either by mail or by instructing your broker-dealer or other sales agent, who will communicate your order to the Trust's transfer agent. No sales charge is imposed on purchases of Class A shares by exchange of Class A shares from another Fund or by exchange of Prime Obligations Shares previously purchased through use of the exchange privilege. However, you must meet account minimums when purchasing shares of a Fund by exchange. Please review the information under "How to Redeem Shares - Redemption by Exchange."

SALES CHARGE WAIVER

     In addition to the sales charge waivers enumerated in the prospectus, dividends and distributions paid on shares of a Fund will be reinvested in shares of the same class of that Fund at net asset value (without the payment of any sales charge) unless you elect to receive dividends and distributions in cash. Additionally, proceeds of shares redeemed by a Fund within the previous 60 days also may be reinvested in shares of the same class of that Fund at net asset value without the payment of any sales charge. In order to take advantage of this sales charge waiver, you, or your broker-dealer or other sales agent, must submit your intent, in writing, with your purchase. In addition, if the amount of reinvestment is less than the amount of redemption, the sales charge waiver shall be pro-rated accordingly.

RIGHTS OF ACCUMULATION

     You may combine the value at the current public offering price of Class A, B and C shares of any Funds within the CALAMOS FAMILY OF FUNDS (including shares of the Prime Obligations Fund, a portfolio of First American Funds ("Prime Obligations Shares"), previously purchased through use of the exchange privilege offered by the CALAMOS FAMILY OF FUNDS) already owned with a new purchase of Class A shares of any Fund within the CALAMOS FAMILY OF FUNDS in order to reduce the sales charge on the new purchase. Then, the sales charge for the new shares will be figured at the rate in the table on page 33 that applies to the combined value of your current and new investment. To receive the cumulative quantity reduction, you must give CFS or your dealer notification of the prior purchases at the time of the current purchase.

     You may aggregate your eligible accounts with the eligible accounts of members of your immediate family to obtain a breakpoint discount. For this purpose, members of your immediate family include your spouse, child, stepchild, parent, sibling, grandchild and grandparent, in each case including in-law and adoptive relationships. In addition, a fiduciary can count all shares purchased for a trust, estate or other fiduciary account (including one or more employee benefit plans of the same employer) that has multiple accounts.

     The Funds receive purchase orders through a variety of distribution channels, including financial intermediaries and cannot always identify accounts that should be combined for purposes of assessing the amount of a sales charge. When you buy shares, be sure to specify to your intermediary any other accounts that may entitle you to a reduced sales charge.

LETTER OF INTENT

     You may reduce the sales charges you pay on the purchase of Class A shares by making investments pursuant to a letter of intent. The applicable sales charge then is based upon the indicated amount intended to be invested during a thirteen-month period together with any other Class A shares already owned. You may compute the thirteen-month period starting up to ninety days before the date of execution of the letter of intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the intended investment. During the term of the letter of intent, shares representing up to 5% of the indicated amount will be held in escrow. Shares held in escrow have full dividend and voting privileges. The escrowed shares will be released when the full amount indicated has been purchased. If the full indicated amount is not purchased during the term of the letter of intent, you will be required to pay CFS an amount equal to the difference between the dollar amount of the sales charges actually paid and the amount of the sales charges that you would have paid on your aggregate purchase if the total of such purchases had been made at a single time, and CFS reserves the right to redeem shares from your account if necessary to satisfy that obligation. A letter of intent does not obligate you to buy or a Fund to sell the indicated amount of the shares but you should read it carefully before signing. Additional information is contained in the letter of intent included in the application.

HOW TO REDEEM SHARES

     Shares of the Funds will be redeemed at the respective net asset value next determined after receipt of a redemption request in good form on any day the NYSE is open for trading. Requests received after the time for computation of a Fund's net asset value for that day will be processed the next business day.

     If Class C shares are sold within one year after purchase, a contingent deferred sales charge of 1% of the purchase price will be imposed. The fee will be determined on a first-in, first-out basis on all shares other than reinvested dividends and distributions. Class A shares, on which no initial sales charge was imposed because the initial purchase was made in an account with an accumulated $1 million or more, are subject to a contingent deferred sales charge of .50% for two years from the date of purchase. The Class A fee is also based on shares sold on a first-in, first-out basis, and does not apply on reinvested dividends and distributions.

REDEMPTION FEE ON SHARES HELD SEVEN DAYS OR LESS

     A redemption of shares of a Fund (except shares purchased with reinvested dividends or distributions) held for seven days or less may be subject to a redemption fee of 2% of the redemption proceeds that will be deducted from those proceeds. The redemption fee is paid to the Fund and is intended to deter short-term trading. The redemption fee is also intended to offset portfolio transaction costs, market impact, and other costs associated with short-term trading. If the shares redeemed were purchased on different days, the most recently purchased shares will be redeemed first for purposes of determining whether the redemption fee applies.

     For shares held through an Intermediary, the redemption fee will be charged in generally the same manner as for shares held directly with a Fund. However, due to operational requirements and/or limitations, certain Intermediaries' methods for tracking and calculating the fee may differ in some respects from those of the Funds. In addition, certain Intermediaries may not presently possess the operational capabilities to charge the fee. In those instances, a fee may not be able to be applied. The Funds cannot always monitor the imposition of redemption fees on shares that are purchased through Intermediaries or held in omnibus accounts. If you purchased shares through an Intermediary, you should contact the Intermediary for information on how the redemption fee may be applied to your shares.

     Each Fund reserves the right to waive the redemption fee at its discretion where such waiver is believed not to materially harm the Fund and is consistent with the Fund's efforts to deter abusive short-term trading. The Funds reserve the right to modify or eliminate the redemption fee or waivers at any time.

CONTINGENT DEFERRED SALES CHARGE -- CLASS B AND C SHARES

     A contingent deferred sales charge may be imposed upon redemption of Class B shares. There is no such charge upon redemption of any share appreciation or reinvested dividends on Class B shares. See the example below under "Contingent Deferred Sales Charge -- General Information" for an illustration of the Class B contingent deferred sales charge. The charge is computed at the following rates based on the lesser of the redemption price or purchase price excluding amounts not subject to the charge. Class B shares automatically convert to Class A shares after eight years.

   YEAR OF REDEMPTION     CONTINGENT DEFERRED
DEFERRED AFTER PURCHASE       SALES CHARGE
-----------------------   -------------------
First                             5%
Second                            4%
Third or Fourth                   3%
Fifth                             2%
Sixth                             1%
Seventh                           0%
Eighth                            0%

     The contingent deferred sales charge imposed upon Class C shares redeemed within one year of purchase is 1%.

     The contingent deferred sales charge for Class B and Class C shares will be waived: (a) in the event of the total disability (as evidenced by a determination by the Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed, (b) in the event of the death of the shareholder (including a registered joint owner), (c) for redemptions made pursuant to a systematic withdrawal plan (see "Systematic Withdrawal Plan" below), including any IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Code Section 72(t)(2)(iv) prior to age 59 1/2, and (d) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's Calamos IRA accounts).

CONTINGENT DEFERRED SALES CHARGE - GENERAL INFORMATION.

     The following example illustrates the operation of the contingent deferred sales charge:

     Assume that an individual opens an account and makes a purchase payment of $10,000 for 1,000 Class B shares of a Fund (at $10 per share) and that six months later the value of the investor's account for that Fund has grown through investment performance to $11,000 ($11 per share). If the investor should redeem $2,200 (200 shares), a contingent deferred sales charge would be applied against $2,000 of the redemption (the purchase price of the shares redeemed, because the purchase price is lower than the current net asset value of such shares ($2,200)). At the rate of 5%, the Class B contingent deferred sales charge would be $100.

REDEMPTION BY MAIL

     A written request for redemption must be received by the Trust's transfer agent at its address shown under "Purchases by Mail" above to constitute a valid redemption request.

     Your redemption request must:

1. specify the Fund, your account number and the number of shares or dollar amount to be redeemed, if less than all shares are to be redeemed;

2.   be signed by all owners exactly as their names appear on the account; and

3. include a signature guarantee, if necessary, for each signature on the redemption request by CFS, by a securities firm that is a member of the NYSE, or by a bank, savings bank, credit union, savings and loan association or other entity that is authorized by applicable state law to guarantee signatures.

     A signature guarantee is required for all redemptions of $50,000 or more and for all redemptions from an account that has submitted a change in address to the Transfer Agent within the last 30 days.

     In the case of shares held by a corporation, the redemption request must be signed in the name of the corporation by an officer whose title must be stated, and a certified bylaw provision or resolution of the board of directors authorizing the officer to so act may be required. In the case of a trust or partnership, the signature must include the name of the registered shareholder and the title of the person signing on its behalf. Under certain circumstances, before shares can be redeemed, additional documents may be required in order to verify the authority of the person seeking to redeem.

REDEMPTION BY WIRE OR TELEPHONE

     Broker-dealers or other sales agents may communicate redemption orders by wire or telephone to the Trust's transfer agent. These firms may charge for their services in connection with your redemption request but the Funds do not impose any such charges. Additionally, if your shares are held for you by the Trust's transfer agent, you may redeem up to $50,000 worth of shares by telephone, as described in the prospectus under "How can I sell shares?" There is no limit on redemption orders communicated by wire.

EXPEDITED REDEMPTION

     You may have redemption proceeds wired directly to a domestic commercial bank account or brokerage account that you have previously designated. Normally, such payments will be transmitted no later than the second business day following receipt of your redemption request (provided redemptions may be made under the general criteria set forth below). A $15 service charge for payment of redemption proceeds by wire will be deducted from the proceeds.

REDEMPTION BY EXCHANGE

     You may redeem all or any portion of your shares of a Fund and use the proceeds to purchase shares of any of the other Funds or Prime Obligations Shares if your signed, properly completed application is on file. AN EXCHANGE TRANSACTION IS A SALE AND PURCHASE OF SHARES FOR FEDERAL INCOME TAX PURPOSES AND MAY RESULT IN CAPITAL GAIN OR LOSS. Before exchanging into Prime Obligations Shares, you should obtain the prospectus relating to those shares from the First American Funds and read it carefully. The exchange privilege is not an offering or recommendation of Prime Obligations Shares. If you should redeem (and not exchange) your Prime Obligations Shares, you would pay the applicable contingent deferred sales charge percentage. The registration of the account to which you are making an exchange must be exactly the same as that of the account from which the exchange is made and the amount you exchange must meet any applicable minimum investment of the fund being purchased. An exchange may be made by following the redemption procedure described above under "Redemption by Mail" and indicating the fund to be purchased, except that a signature guarantee normally is not required. An exchange may also be made by instructing your broker-dealer or other sales agent, who will communicate your instruction to CFS. No sales charge is imposed on purchases by exchange into the same class of shares.

TRANSACTION RESTRICTIONS

     The Funds reserve the right to reject any order for the purchase of shares in whole or in part for any reason, and to suspend the sale of shares to the public in response to conditions in the securities markets or otherwise. The Funds are intended for long-term investment purposes only, and are not intended for short-term or excessive trading. These practices may disrupt portfolio management strategies and may increase expenses, and thus harm fund performance.

     Each Fund may, in its discretion, suspend, and may permanently terminate, the purchase or exchange privileges of any investor who engages in trading activity that it believes would be disruptive to the Fund. Although each Fund will attempt to give prior notice of a suspension or termination of an exchange privilege when it is reasonably able to do so, the suspension or termination may be effective immediately, thereby preventing any uncompleted exchange.

     In addition, the Funds receive purchase and sale orders through financial intermediaries and cannot always identify or reasonably detect short-term or excessive trading that may be facilitated by those intermediaries or by the use of omnibus accounts by those intermediaries. Omnibus accounts are comprised of multiple investors whose purchases and redemptions are aggregated and netted before being submitted to the Funds making it more difficult to locate and eliminate short-term or excessive trading. To the degree a Fund is able to identify excessive or short-term trading in accounts maintained by intermediaries, that Fund will seek the cooperation of the intermediary to enforce the Fund's excessive trading policy. However, there can be no assurance that an intermediary will cooperate in all instances. Certain intermediaries may not presently possess the same operational capabilities to track the number of purchase, redemption or exchange orders made by an individual investor as the Funds, or they may lack such capabilities entirely. Certain intermediaries may possess other capabilities to deter short-term or excessive trading upon which the Funds may rely. In general, the Funds cannot eliminate the possibility that short-term or excessive trading activity will occur in the Funds. Shareholders that invest through omnibus accounts should be aware that they may be subject to the policies and procedures of their intermediary with respect to excessive trading in the Funds.

     As noted above, the Funds reserve the right to reject or restrict any purchase order (including exchanges) from any investor for any reason without prior notice, including, in particular, if the trading activity in the account may be disruptive to the Fund. To minimize harm to the Funds and their shareholders, the Funds may, at each Fund's sole discretion, exercise these rights if an investor has a history of excessive or disruptive trading. In making this judgment, a Fund may consider trading done in multiple accounts under common ownership or control.

GENERAL

     A check for proceeds of a redemption will not be released until the check used to purchase the shares has been collected, which is usually no more than 15 days after purchase. You may avoid this delay by purchasing shares through a wire transfer of funds. A Fund may suspend the right of redemption under certain extraordinary circumstances in accordance with the rules of the SEC. Due to the relatively high cost of handling small accounts, each Fund reserves the right upon 30 days' written notice to involuntarily redeem, at net asset value, the shares of any shareholder whose account has a value of less than $500, unless the reduction in value to less than $500 was the result of market fluctuation. PLEASE TELEPHONE THE FUNDS IF YOU HAVE ANY QUESTIONS ABOUT REQUIREMENTS FOR A REDEMPTION BEFORE SUBMITTING A REQUEST. YOU MAY NOT CANCEL OR REVOKE YOUR REDEMPTION REQUEST ONCE YOUR INSTRUCTIONS HAVE BEEN RECEIVED AND ACCEPTED.

SHAREHOLDER ACCOUNTS

     Each shareholder of a Fund receives quarterly account statements showing transactions in shares of the Fund and with a balance denominated in Fund shares. A confirmation will be sent to the shareholder upon purchase, redemption, dividend reinvestment, or change of shareholder address (sent to both the former and the new address).

RETIREMENT PLANS

     You may use the Funds as investments for your Individual Retirement Account ("IRA"), profit sharing or pension plan, Section 40l(k) plan, Section 403(b)(7) plan in the case of employees of public school systems and certain non-profit organizations, and certain other qualified plans. A master IRA plan and information regarding plan administration, fees, and other details are available from CFS and authorized broker-dealers.

SYSTEMATIC WITHDRAWAL PLAN

     You may request that a Fund periodically redeem shares having a specified redemption value and send you a check for the proceeds. In order to initiate the Systematic Withdrawal Plan, call (800) 823-7386 and request a Systematic Withdrawal form. Your account must have a share balance of $25,000 or more. Withdrawal proceeds are likely to exceed dividends and distributions paid on shares in your account and therefore may deplete and eventually exhaust your account. The periodic payments are proceeds of redemption and are taxable as such. The maximum annual rate at which Class B shares may be redeemed (and
Class C shares in their first year following purchase and Class A shares purchased at NAV pursuant to the $1,000,000 purchase order privilege for two years after the time of purchase) under a systematic withdrawal plan is 10% of the net asset value of the account. Because a sales charge is imposed on purchases of shares of the Funds, you should not purchase shares while participating in the Systematic Withdrawal Plan. You may modify or terminate your Systematic Withdrawal Plan by written notice to the transfer agent at least seven business days prior to the start of the month in which the change is to be effective.

AUTOMATIC BANK DRAFT PLAN

     If you own shares of a Fund, you may purchase additional shares of that Fund through the Automatic Bank Draft Plan. Under the Plan, after your initial investment, you may authorize the Fund to withdraw from your bank checking or savings account an amount that you wish to invest, which must be $50 or more. Your financial institution must be a member of the Automated Clearing House
(ACH) Network to participate. If you wish to enroll in this Plan, complete the appropriate section in the Account Application Form. To obtain the form, call
(800) 823-7386. The Plan is not available to clients of broker-dealers or other sales agents that offer similar investment services. The Funds may terminate or modify this privilege at any time. You may change your withdrawal amount or terminate your participation in the Plan at any time by notifying the Transfer Agent by telephone or in writing, five days prior to the effective date of the next transaction. A request to change bank information for this Plan requires a signature guarantee. If your bank rejects your payment, the Funds' Transfer Agent will charge a $25 fee to your account.

EXCHANGE PRIVILEGE

     You may exchange shares of any Fund for shares of another Fund or for Prime Obligations Shares, or you may exchange Prime Obligations Shares previously purchased through use of the exchange privilege for shares of a Fund, without payment of any sales charge as described above under "How to Purchase Shares - Purchase by Exchange" and "How to Redeem Shares - Redemption by Exchange."

NET ASSET VALUE

     Each Fund's share price, or NAV, is determined as of the close of regular session trading on the NYSE (normally 4:00 p.m. Eastern Time) each day that the NYSE is open. The NYSE is regularly closed on New Year's Day, the third Monday in January and February, Good Friday, the last Monday in May, Independence Day, Labor Day, Thanksgiving and Christmas.

     The NAV per share for each class of shares of a Fund is calculated by dividing the pro rata share of the value of all of the securities and other assets of the Fund allocable to that class of shares of the Fund, less the liabilities allocable to that class, by the number of shares of the class outstanding. When shares are purchased or sold, the order is processed at the next NAV that is calculated on a day when the NYSE is open for trading, after receiving a purchase or sale order. If shares are purchased or sold through a broker-dealer, it is the responsibility of that broker-dealer to transmit those orders to U.S. Bancorp so such orders will be received in a timely manner. Because Multi-Fund Blend's portfolio will consist primarily of its holdings in the underlying funds, its NAV per share is based on the NAV of each of the underlying funds.

     Calamos Advisors values the Funds' portfolio securities in accordance with policies and procedures on the valuation of securities adopted by the board of trustees and under the ultimate supervision of the board of trustees.

     Portfolio securities that are traded on U.S. securities exchanges, except option securities, are valued at the last current reported sales price at the time as of which a Fund determines its NAV. Securities traded in the over-the-counter ("OTC") market and quoted on The Nasdaq Stock Market are valued at the Nasdaq Official Closing Price ("NOCP"), as determined by Nasdaq, or lacking a NOCP, the last current reported sale price on Nasdaq at the time as of which a Fund determines its NAV.

     When a most recent last sale or closing price is not readily available, portfolio securities, other than option securities, that are traded on a U.S. securities exchange and other securities traded in the OTC market are valued at the mean between the most recent bid and asked quotations in accordance with guidelines adopted by the board of trustees. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the board of trustees. Each OTC option that is not traded through the Options Clearing Corporation is valued by the counterparty to such option. If the pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security, including any thinly-traded security, junk bond or synthetic convertible instrument, is valued at a fair value by the pricing committee, under the ultimate supervision of the board of trustees, following the guidelines and/or procedures adopted by the board of trustees, which may include utilizing a systematic fair valuation model provided by an independent pricing service.


     Securities that are principally traded in a foreign market are valued at the last current sale price at the time as of which the Fund determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time, in accordance with guidelines adopted by the board of trustees. Trading in securities on European and Far Eastern securities exchanges and OTC markets is normally completed at various times before the close of business on each day on which the NYSE is open. Trading of these securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Funds' NAVs are not calculated. As stated above, if the market prices are not readily available or are not reflective of a security's fair value, the security is valued at a fair value by the pricing committee, under the ultimate supervision of the board of trustees, following the guidelines and/or procedures adopted by the board of trustees.

     Each Fund also may use fair value pricing, pursuant to board of trustees guidelines and under the ultimate supervision of the board of trustees if the value of a foreign security it holds is materially affected by events occurring before their pricing time but after the close of the primary markets or exchanges on which the security is traded. Those procedures may utilize valuations furnished by pricing services approved by the board of trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

     When fair value pricing of securities is employed, the prices of securities used by a Fund to calculate its NAV may differ from market quotations or official closing prices. In light of the judgment involved in fair valuation decisions, there can be no assurance that a fair value assigned to a particular security is accurate.

REDEMPTION IN KIND

     The Funds have elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which they are obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of a Fund during any 90-day period for any one shareholder. Redemptions in excess of these amounts will normally be paid in cash, but may be paid wholly or partly by a distribution in kind of securities.

                                   DISTRIBUTOR

     CFS, a broker-dealer, serves as principal underwriter and distributor for the Funds, subject to change by a majority of the "non-interested" trustees at any time. CFS is located at 2020 Calamos Court, Naperville, Illinois 60563-1493. CFS is an indirect subsidiary of Calamos Asset Management, Inc. CFS is responsible for all purchases, sales, redemptions and other transfers of shares of the Funds without any charge to the Funds except the fees paid to CFS under the Distribution Plan and distribution agreement. CFS is also responsible for all expenses incurred in connection with its performance of services for the Funds, including, but not limited to, personnel, office space and equipment, telephone, postage and stationery expenses. CFS receives commissions from sales of shares of the Funds that are not expenses of the Funds but represent sales commissions added to the net asset value of shares purchased from the Funds. See "How can I buy shares" in the prospectus. CFS also receives brokerage commissions for executing portfolio transactions for the Funds. See "Portfolio Transactions." CFS received and retained commissions on the sale of shares of each of the Funds as shown below during the indicated periods:

                                 YEAR ENDED    YEAR ENDED    YEAR ENDED
DESCRIPTION OF FUND                3/31/06      3/31/05       3/31/04
-------------------             -----------   -----------   -----------
Growth Fund
   Commissions received         $26,429,423   $37,060,447   $25,217,722
   Commissions retained           4,772,869     6,739,955     4,686,920

Blue Chip Fund
   Commissions received             164,330       261,920       144,753
   Commissions retained              31,253        47,585        31,388

Value Fund
   Commissions received             144,996       365,654       242,063
   Commissions retained              33,054        66,135        51,022

                                 YEAR ENDED    YEAR ENDED    YEAR ENDED
DESCRIPTION OF FUND                3/31/06      3/31/05       3/31/04
-------------------             -----------   -----------   -----------
International Growth Fund*
   Commissions received             833,272            --            --
   Commissions retained             154,561            --            --

Global Growth and Income Fund
   Commissions received           1,384,536       845,539       580,931
   Commissions retained             244,944       157,539       174,440

Growth and Income Fund
   Commissions received          10,080,703    12,078,688    13,909,484
   Commissions retained           1,792,825     2,142,843     2,432,388

High Yield Fund
   Commissions received             312,651       503,813       595,932
   Commissions retained              62,383        93,145        90,515

Convertible Fund
   Commissions received                  --           136       492,011
   Commissions retained                  --            24        80,772

Market Neutral Income Fund
   Commissions received           1,166,524            --            --
   Commissions retained             196,475            --            --

Multi-Fund Blend**
   Commissions received                  --            --            --
   Commissions retained                  --            --            --

----------

*    International Growth Fund commenced operations on March 16, 2005.

**   Multi-Fund Blend commenced operations on June 28, 2006.


     CFS has the exclusive right to distribute shares of the Funds through affiliated and unaffiliated dealers on a continuous basis. The obligation of CFS is an agency or "best efforts" arrangement, which does not obligate CFS to sell any stated number of shares.

     In connection with the exchange privilege, CFS acts as a service organization for the Prime Obligations Fund, which is a portfolio of First American Funds.

                             PORTFOLIO TRANSACTIONS

     Calamos Advisors is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions on such transactions.

     Portfolio transactions on behalf of the Funds effected on stock exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price the Funds pay usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price the Funds pay includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

     In executing portfolio transactions, Calamos Advisors uses its best efforts to obtain for the Funds the most favorable combination of price and execution available. In seeking the most favorable combination of price and execution, Calamos Advisors considers all factors it deems relevant, including price, the size of the transaction, the nature of the market for the security, the amount of commission, the timing of the transaction taking into account market prices and trends, the execution capability of the broker-dealer and the quality of service rendered by the broker-dealer in other transactions.

     In allocating the Funds' portfolio brokerage transactions to unaffiliated broker-dealers, Calamos Advisors may take into consideration the research, analytical, statistical and other information and services provided by the broker-dealer, such as general economic reports and information, reports or analyses of particular companies or industry groups, market timing and technical information, and the availability of the brokerage firm's analysts for consultation. Although Calamos Advisors believes these services have substantial value, they are considered supplemental to Calamos Advisors' own efforts in performing its duties under the Management Agreement. As permitted by Section 28(e) of the Securities Exchange Act of 1934 ("1934 Act"), Calamos Advisors may pay a broker-dealer that provides brokerage and research services an amount of commission for effecting a securities transaction for a Fund in excess of the commission that another broker-dealer would have charged for effecting that transaction if Calamos Advisors believes the amount to be reasonable in relation to the value of the overall quality of the brokerage and research services provided. Other clients of Calamos Advisors may indirectly benefit from the availability of these services to Calamos Advisors, and the Funds may indirectly benefit from services available to Calamos Advisors as a result of transactions for other clients.

     In certain cases, Calamos Advisors may obtain products or services from a broker that have both research and non-research uses. Examples of non-research uses are administrative and marketing functions. These are referred to as "mixed use" products. In each case, Calamos Advisors makes a good faith effort to determine the proportion of such products or services that may be used for research and non-research purposes. That determination is based upon the time spent by Calamos Advisors personnel for research and non-research uses. The portion of the costs of such products or services attributable to research usage may be defrayed by Calamos Advisors through brokerage commissions generated by transactions of its clients, including the Funds. Calamos Advisors pays the provider in cash for the non-research portion of its use of these products or services.

     For the periods presented below, Calamos Advisors did not execute trades through CFS, its affiliated broker-dealer. For the fiscal years ended March 31, 2006, 2005 and 2004, the following table shows the amount of transactions and aggregate commissions related to those transactions executed through unaffiliated broker-dealers.



                                                  Aggregate
                       Description               Commissions
               --------------------------        -----------
               Growth Fund
                  Year Ended 3/31/06             $17,888,626
                  Year Ended 3/31/05              16,171,048
                  Year Ended 3/31/04              13,243,782

               Blue Chip Fund
                  Year Ended 3/31/06                  32,060
                  Year Ended 3/31/05                  53,441
                  Year Ended 3/31/04                  22,527

               Value Fund(1)
                  Year Ended 3/31/06                 104,276
                  Year Ended 3/31/05                 132,126
                  Year Ended 3/31/04                  46,054

               International Growth Fund(2)
                  Year Ended 3/31/06                 351,168
                  Year Ended 3/31/05                  59,697

               Global Growth and
                  Income Fund(3)
                  Year Ended 3/31/06                 342,451
                  Year Ended 3/31/05                 260,468
                  Year Ended 3/31/04                 142,782

               Growth and Income Fund
                  Year Ended 3/31/06               3,241,893
                  Year Ended 3/31/05               2,810,804
                  Year Ended 3/31/04               3,334,003

               High Yield Fund(4)
                  Year Ended 3/31/06                  50,521
                  Year Ended 3/31/05                  66,862
                  Year Ended 3/31/04                  16,459

               Convertible Fund
                  Year Ended 3/31/06                 365,050
                  Year Ended 3/31/05                 471,070
                  Year Ended 3/31/04                 640,709

               Market Neutral Income Fund
                  Year Ended 3/31/06               1,087,040
                  Year Ended 3/31/05               1,104,097
                  Year Ended 3/31/04               2,113,681

               Multi-Fund Blend(5)                 N/A

----------

(1) The increase in aggregate commissions paid to all brokers by Value Fund from fiscal year ended March 31, 2004 to fiscal year ended March 31, 2006 was due primarily to increased sales of Value Fund shares.

(2) The increase in aggregate commissions paid to all brokers by Interna-tional Growth Fund from fiscal year ended March 31, 2005 to fiscal year ended March 31, 2006 was due primarily to the Fund's inception date. International Growth Fund commenced operations on March 16, 2005.

(3) The increase in aggregate commissions paid to all brokers by Global Growth and Income Fund from fiscal year ended March 31, 2004 to fiscal year ended March 31, 2006 was due primarily to increased sales of Global Growth and Income Fund shares.

(4) The increase in aggregate commissions paid to all brokers by High Yield Fund from fiscal year ended March 31, 2004 to fiscal year ended March 31, 2006 was due primarily to increased sales of High Yield Fund shares.

(5) Multi-Fund blend invests directly in the Class I shares of the underlying funds and, accordingly, pays no brokerage commissions.

The following table shows the brokerage commissions paid by each Fund to brokers who furnished research services to the Fund or Calamos Advisors, and the aggregate dollar amounts involved in those transactions, during the fiscal year ended March 31, 2006.

                                        Fiscal Year Ended March 31, 2006
                                ----------------------------------------------
                                Commission Paid for   Related Aggregate Dollar
                                      Research            Transaction Amount
                                -------------------   ------------------------
Growth Fund                          $1,273,505            $4,834,297,255
Blue Chip Fund                               --                        --
Value Fund                               10,967                13,191,146
International Growth Fund*                   --                        --
Global Growth and Income Fund             5,797                14,863,454
Growth & Income Fund                    205,051               313,652,730
High Yield Fund                              --                        --
Convertible Fund                         12,750                22,182,337
Market Neutral Income Fund                   --                        --
Multi-Fund Blend**                           --                        --

*    International Growth Fund commenced operations on March 16, 2005.

**   Multi-Fund Blend commenced operations on June 28, 2006.

                                    TAXATION

     The following is only a summary of certain tax considerations affecting the Funds and their shareholders. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussion here is not intended as a substitute for careful tax planning. Investors are urged to consult their tax advisers with specific reference to their own tax situations.

     At the time of your purchase, a Fund's net asset value may reflect undistributed income, capital gains, or net unrealized appreciation of securities held by that Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable either as a dividend or capital gain distribution.

     Some of the Funds' investment practices are subject to special provisions of the Code that, among other things, may (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited) and/or (iv) cause a Fund to recognize income or gain without a corresponding receipt of cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the distribution requirements for avoiding income and excise taxes. The Funds will monitor their transactions and may make certain tax elections to mitigate the effect of these rules and prevent disqualification of the Funds as a regulated investment companies.

     A Fund is permitted to invest in securities issued or purchased at a discount. Tax rules could require a Fund to accrue and distribute income not yet received. Depending upon particular circumstances, this treatment may also affect the tax character and amount of income required to be recognized by the Fund holding the security. A Fund could be required to sell securities in its portfolio that it otherwise might have continued to hold in order to generate sufficient cash to make these distributions.

     Foreign currency gains and losses, including the portion of gain or loss on the sale of debt securities attributable to foreign exchange rate fluctuations, are taxable as ordinary income. If the net effect to a Fund of those transactions is a gain, the income dividend paid by the Fund will be increased; if the result is a loss, the income dividend paid will be decreased.

     Income received by a Fund from sources within various foreign countries will be subject to foreign income taxes withheld at the source. Under the Code, if more than 50% of the value of a Fund's total assets at the close of its taxable year comprises securities issued by foreign corporations, the Fund may file an election with the Internal Revenue Service to "pass through" to its shareholders the amount of foreign income taxes paid by that Fund. Pursuant to that election, shareholders would be required to: (i) include in gross income, even though not actually received, their respective pro rata share of foreign taxes paid by the Fund; (ii) treat their pro rata share of foreign taxes as paid by them; and (iii) either deduct their pro rata share of foreign taxes in computing their taxable income, or use it as a foreign tax credit against U.S. income taxes (but not both). No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. With respect to the underlying funds to Multi-Fund Blend, the pass-through of foreign taxes is not available to shareholders of the Fund with respect to foreign taxes paid by an underlying fund.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY

     Each Fund intends to continue to qualify, and elect to be treated, as a regulated investment company under Subchapter M of the Code so as to be relieved of federal income tax on its net investment income and capital gains that it currently distributes to shareholders.

     Each Fund must meet several requirements to maintain its status as a regulated investment company. These requirements include the following: (1) at least 90% of the Fund's gross income must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or disposition of securities; and (2) at the close of each quarter of the Fund's taxable year, (a) at least 50% of the value of the Fund's total assets must consist of cash, U.S. Government securities, securities of other regulated investment companies, and other securities such that no more than 5% of the value of the Fund may consist of such other securities of any one issuer, and the Fund must not hold through such other securities more than 10% of the outstanding voting stock of any issuer, and (b) the Fund must not invest more than 25% of the value of its total assets in the securities of any one issuer (other than U.S. Government securities) or two or more issuers controlled by the Fund and engaged in the same, similar, or related trades or businesses.

EXCISE TAX ON REGULATED INVESTMENT COMPANIES

     To avoid a 4% excise tax, each Fund will be required to distribute, by December 31st of each year, at least an amount equal to the sum of (i) 98% of its ordinary income for such year and (ii) 98% of its capital gain net income (the latter of which generally is computed on the basis of the one-year period ending on October 31st of such year), plus any amounts that were not distributed in previous taxable years. For purposes of the excise tax, a Fund will be treated as having distributed any ordinary income or capital gain net income retained by, and subject to federal income tax in the hands of, the Fund.

                             ALLOCATION AMONG FUNDS

     The assets received by the Trust from the sale of shares of each Fund, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are specifically allocated to that Fund, and constitute the underlying assets of that Fund. The underlying assets of each Fund are required to be segregated on the books of account, and are to be charged with the expense in respect to that Fund and with a share of the general expenses of the Trust. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund shall be allocated by or under the direction of the trustees in such manner as the trustees determine to be fair and equitable. Each share of each Fund represents an equal proportionate interest in that Fund with each other share and is entitled to such dividends and distributions out of the income belonging to that Fund as are declared by the trustees. Upon any liquidation of a Fund, shareholders thereof are entitled to share pro rata in the net assets belonging to that Fund available for distribution.

                              CERTAIN SHAREHOLDERS

     The only persons known to own beneficially (as determined in accordance with rule 13d-3 under the 1934 Act) 5% or more of the outstanding shares of any Fund at June 30 were:



                                                     PERCENTAGE (%) OF
                                          NUMBER         OUTSTANDING
             SHAREHOLDER                 OF SHARES   SHARES OF THE FUND
             -----------                ----------   ------------------
GROWTH FUND - CLASS A

Charles Schwab Co.                      36,094,682           15%
Reinvest Account
101 Montgomery St
San Francisco, CA 94104-4122
(Owned of Record)

Fidelity Investments                    17,568,660            7%
Institutional Operations Co. Inc.
as agent for Employee
Benefit Plans
100 Magellan Way #KW1C
Covington, KY 41015-1999

                                                      PERCENTAGE (%) OF
                                          NUMBER         OUTSTANDING
             SHAREHOLDER                OF SHARES    SHARES OF THE FUND
             -----------                ----------   ------------------
Prudential Investment Management        16,199,547            7%
Service FBO Mutual Fund Clients
Mail Stop NJ 05-11-20
100 Mulberry Street
3 Gateway Center, 11th Floor
Newark, NJ 07102-4000

Merrill Lynch & Co., Inc.               14,327,982            6%
For the Sole Benefit of its Customers
Attn.: Fund Admin-97HC3
4800 Deer Lake Dr., 2nd Floor
Jacksonville, FL 32246-6484
(Owned of Record)

GROWTH FUND - CLASS B

Citigroup Global Markets Inc.            3,278,215           14%
House Account
Attn.: Peter Booth
333 West 34th Street, Floor 7
New York, NY 10001-2402
(Owned of Record)

Merrill Lynch & Co., Inc.                2,996,280           13%
For the Sole Benefit of its Customers
Attn.: Fund Admin-97HC5
4800 Deer Lake Dr., 2nd Floor
Jacksonville, FL 32246-6484
(Owned of Record)

GROWTH FUND - CLASS C

Merrill Lynch & Co., Inc.               20,893,156           28%
For the Sole Benefit of its Customers
Attn.: Fund Admin-97B60
4800 Deer Lake Dr., 2nd Floor
Jacksonville, FL 32246-6484
(Owned of Record)

Citigroup Global Markets Inc.           16,597,604           22%
House Account
Attn.: Peter Booth
333 West 34th Street, Floor 7
New York, NY 10001-2402
(Owned of Record)

GROWTH FUND - CLASS I

Calamos Holdings LLC                       593,997           19%
Attn: Corporate Accounting
2020 Calamos Court
Naperville, IL  60563
(Owned of Record)

NFS LLC FEBO                               505,206           16%
Northern Trust Company
P.O. Box 92956

                                                     PERCENTAGE (%) OF
                                          NUMBER         OUTSTANDING
             SHAREHOLDER                OF SHARES    SHARES OF THE FUND
             -----------                ---------    ------------------
Chicago, IL 60675-2956
(Owned of Record)

U.S. Bancorp Investments Inc.              262,248            8%
60 Livingston Ave
St. Paul, MN 55107-2292

Charles Schwab Co                          240,980            8%
Reinvest Account
101 Montgomery St
San Francisco, CA 94104-4151
(Owned of Record)

NFS LLC FEBO                               207,404            7%
John P. Calamos Sr.
2020 Calamos Court
Naperville, IL 60563
(Owned of Record)

United States Golf Association             171,859            5%
77 Liberty Corner Rd
P.O. Box 708
Far Hills, NJ 07931-0708

BLUE CHIP FUND - CLASS A

Calamos Holdings LLC                     1,046,317           13%
Attn.: Corporate Accounting
2020 Calamos Court
Naperville, IL 60563
(Owned of Record)

BLUE CHIP FUND - CLASS B

Merrill Lynch & Co., Inc.                  204,574           31%
For the Sole Benefit of its Customers
Attn.: Fund Admin-97HC6
4800 Deer Lake Dr., 2nd Floor
Jacksonville, FL 32246-6484
(Owned of Record)

BLUE CHIP FUND - CLASS C

Merrill Lynch & Co., Inc.                  408,708           36%
For the Sole Benefit of its Customers
Attn.: Fund Admin-97HC3
4800 Deer Lake Dr., 2nd Floor
Jacksonville, FL 32246-6484
(Owned of Record)

Citigroup Global Markets Inc.              167,813           15%
House Account
Attn.: Peter Booth
333 West 34th Street, Floor 7
New York, NY 10001-2402
(Owned of Record)

                                                            PERCENTAGE (%) OF
                                                 NUMBER        OUTSTANDING
                 SHAREHOLDER                   OF SHARES   SHARES OF THE FUND
                 -----------                   ---------   ------------------
BLUE CHIP FUND - CLASS I

NFS LLC FEBO                                     690,122           47%
John P. Calamos Sr.
2020 Calamos Court
Naperville, IL 60563
(Owned of Record)

US Bancorp Investments Inc.                      502,288           34%
60 Livingston Ave.
St. Paul, MN 55107-2292
(Owned of Record)

Capinco                                          246,203           17%
c/o US Bank
PO Box 1787
Milwaukee, WI 53201-1787

VALUE FUND - CLASS A                           1,127,657           15%
Calamos Holdings Inc.
Attn.: Corporate Accounting
2020 Calamos Court
Naperville, IL 60563
(Owned of Record)

Calamos Family Partners Inc.                     474,285            6%
Attn.: Kristina Colombe
2020 Calamos Court
Naperville, IL 60563

VALUE FUND - CLASS B

Merrill Lynch & Co., Inc.                        102,504           14%
For the Sole Benefit of its Customers
Attn.: Fund Admin-97HC6
4800 Deer Lake Dr., 2nd Floor
Jacksonville, FL 32246-6484
(Owned of Record)

Citigroup Global Markets Inc.                     40,911            5%
House Account
Attn.: Peter Booth
333 W. 34th Street, Floor 7
New York, NY 10001-2402

VALUE FUND - CLASS C

Citigroup Global Markets Inc.                    262,058           22%
House Account
Attn.: Peter Booth
333 W. 34th Street, Floor 7
New York, NY 10001-2402

Merrill Lynch & Co., Inc.                        163,357           14%
For the Sole Benefit of its Customers
Attn.: Fund Admin-97HC6
4800 Deer Lake Dr., 2nd Floor

                                                            PERCENTAGE (%) OF
                                                 NUMBER        OUTSTANDING
                 SHAREHOLDER                   OF SHARES   SHARES OF THE FUND
                 -----------                   ---------   ------------------
Jacksonville, FL 32246-6484
(Owned of Record)

VALUE FUND - CLASS I

Capinco                                          258,420           78%
c/o US Bank
PO Box 1787
Milwaukee, WI 53201-1787

NFS LLC FEBO                                      71,705           22%
US Bank
Calamo Asset Management Inc. Retirement Plan
4000 W. Broadway Ave.
BC-MN-H24B
Robbinsdale, MN 55422-2212

INTERNATIONAL GROWTH FUND - CLASS A

Calamos Holdings LLC                           2,511,914           21%
Attn: Corporate Accounting
2020 Calamos Court
Naperville, IL 60563
(Owned of Record)

Merrill Lynch & Co., Inc.                        964,478            8%
For the Sole Benefit of its Customers
Attn.: Fund Admin-97HC6
4800 Deer Lake Dr., 2nd Floor
Jacksonville, FL 32246-6484
(Owned of Record)

INTERNATIONAL GROWTH FUND - CLASS B

Merrill Lynch & Co., Inc.                        171,546           13%
For the Sole Benefit of its Customers
Attn.: Fund Admin-97HC5
4800 Deer Lake Dr., 2nd Floor
Jacksonville, FL 32246-6484
(Owned of Record)

Citigroup Global Markets Inc.                    107,020            8%
House Account
Attn.: Peter Booth
333 W. 34th Street, Floor 7
New York, NY 10001-2402
(Owned of Record)

INTERNATIONAL GROWTH FUND - CLASS C

Merrill Lynch & Co., Inc.                      1,210,570           30%
For the Sole Benefit of its Customers
Attn: Fund Admin-97HC5
4800 Deer Lake Drive
Jacksonville, FL 32246-6484
(Owned of Record)

                                                            PERCENTAGE (%) OF
                                                 NUMBER        OUTSTANDING
                 SHAREHOLDER                   OF SHARES   SHARES OF THE FUND
                 -----------                   ---------   ------------------
Citigroup Global Markets Inc.                    677,665           17%
House Account
Attn.: Peter Booth
333 W. 34th Street, Floor 7
New York, NY 10001-2402
(Owned of Record)

Morgan Stanley DW                                218,767            5%
Attn: Mutual Fund Operations
2 Harborside Pl, 2nd Floor
Jersey City, NJ 07311
(Owned of Record)

INTERNATIONAL GROWTH FUND - CLASS I

Calamos Family Partners Inc.                   2,511,000           57%
Attn.: Kristina Colombe
2020 Calamos Court
Naperville, IL 60563
(Owned of Record)

NFS LLC FEBO                                   1,507,459           34%
John P. Calamos Sr.
2020 Calamos Court
Naperville, IL 60563
(Owned of Record)

Capinco                                          246,027            6%
c/o US Bank
P.O. Box 1787
Milwaukee, WI 53201-1787
(Owned of Record)

GLOBAL GROWTH & INCOME FUND - CLASS A

Merrill Lynch & Co., Inc.                      4,457,742           11%
For the Sole Benefit of its Customers
Attn.: Fund Admin-97HC5
4800 Deer Lake Dr., 2nd Floor
Jacksonville, FL 32246-6484
(Owned of Record)

Charles Schwab Co.                             4,275,047           10%
Reinvest Account
101 Montgomery St.
San Francisco, CA 94104-4122
(Owned of Record)

Citigroup Global Markets Inc.                  2,327,530            6%
House Account
Attn.: Peter Booth
333 W. 34th Street, Floor 7
New York, NY 10001-2402
(Owned of Record)

GLOBAL GROWTH & INCOME FUND - CLASS B

                                                     PERCENTAGE (%) OF
                                           NUMBER        OUTSTANDING
             SHAREHOLDER                 OF SHARES   SHARES OF THE FUND
             -----------                ----------   ------------------
Merrill Lynch & Co., Inc.                1,171,498           22%
For the Sole Benefit of its Customers
Attn.: Fund Admin-97HC5
4800 Deer Lake Dr., 2nd Floor
Jacksonville, FL 32246-6484
(Owned of Record)

Citigroup Global Markets Inc.              954,309           18%
House Account
Attn.: Peter Booth
333 West 34th Street, Floor 7
New York, NY 10001-2402
(Owned of Record)

GLOBAL GROWTH & INCOME FUND - CLASS C

Merrill Lynch & Co., Inc.                7,716,669           31%
For the Sole Benefit of its Customers
Attn.: Fund Admin-97KT3
4800 Deer Lake Dr., 2nd Floor
Jacksonville, FL 32246-6484
(Owned of Record)

Citigroup Global Markets Inc.            4,381,272           18%
House Account
Attn.: Peter Booth
333 West 34th Street, Floor 7
New York, NY 10001-2402
(Owned of Record)

GLOBAL GROWTH & INCOME FUND - CLASS I

NFS LLC FEBO                             1,442,701           43%
John P. Calamos Sr.
2020 Calamos Court
Naperville, IL 60563
(Owned of Record)

Calamos Holdings LLC                     1,257,451           38%
Attn: Corporate Accounting
2020 Calamos Court
Naperville, IL 60563
(Owned of Record)

Capinco                                    510,808           15%
c/o US Bank
PO Box 1787
Milwaukee, WI 53201-1787

GROWTH & INCOME FUND - CLASS A

Charles Schwab Co.                      19,738,368           18%
Reinvest Account
101 Montgomery St.
San Francisco, CA 94104-4122
(Owned of Record)

                                                     PERCENTAGE (%) OF
                                           NUMBER        OUTSTANDING
             SHAREHOLDER                 OF SHARES   SHARES OF THE FUND
             -----------                ----------   ------------------
Merrill Lynch & Co., Inc.                8,594,976            8%
For the Sole Benefit of its Customers
Attn.: Fund Admin-97HC4
4800 Deer Lake Dr., 2nd Floor
Jacksonville, FL 32246-6484
(Owned of Record)

Citigroup Global Markets Inc.            7,788,612            7%
House Account
Attn.: Peter Booth
333 West 34th Street, Floor 7
New York, NY 10001-2402
(Owned of Record)

GROWTH & INCOME FUND - CLASS B

Merrill Lynch & Co., Inc.                4,544,006           22%
For the Sole Benefit of its Customers
Attn.: Fund Admin-97HC5
4800 Deer Lake Dr., 2nd Floor
Jacksonville, FL 32246-6484
(Owned of Record)

Citigroup Global Markets Inc.            3,138,999           15%
House Account
Attn.: Peter Booth
333 West 34th Street, Floor 7
New York, NY 10001-2402
(Owned of Record)

GROWTH & INCOME FUND - CLASS C

Merrill Lynch & Co., Inc.               17,180,153           26%
For the Sole Benefit of its Customers
Attn.: Fund Admin-97HC5
4800 Deer Lake Dr., 2nd Floor
Jacksonville, FL 32246-6484
(Owned of Record)

Citigroup Global Markets Inc.           16,555,679           25%
House Account
Attn.: Peter Booth
333 West 34th Street, Floor 7
New York, NY 10001-2402
(Owned of Record)

GROWTH & INCOME FUND - CLASS I

Strafe & Co. FAO                           763,970           17%
Lakeland Hospital Mutual Fund Account
P.O. Box 160
Westerville, OH 43086-0160
(Owned Beneficially)

The Scripps Research Institute             617,855           14%
10550 N. Torrey Pines Rd. TPC-16
La Jolla, CA 92037-1000

                                                     PERCENTAGE (%) OF
                                           NUMBER        OUTSTANDING
             SHAREHOLDER                 OF SHARES   SHARES OF THE FUND
             -----------                ----------   ------------------
(Owned Beneficially)

Calamos Holdings LLC                       591,804           13%
Attn: Corporate Accounting
2020 Calamos Court
Naperville, IL 60563
(Owned of Record)

U.S. Bancorp Investments Inc.               510,634           11%
60 Livingston Ave
St. Paul, MN 55107-2292

National City Bank TTEE                    421,174            9%
Trust Mutual Funds
P.O. Box 94984
Cleveland, OH 44101-4984
BHG Long Term Reserve - CAL/Mondrai
(Owned of Record)

National City Bank TTEE                    315,258            7%
Trust Mutual Funds
P.O. Box 94984
Cleveland, OH 44101-4984
BHG Long Term Reserve - CAL/Mondrai
(Owned of Record)

NFSC FEBO                                  308,150            7%
The Northern Trust Company
P.O. Box 92956
Chicago, IL 60675-2956
(Owned of Record)

Larry L. Hillblorn Foundation Inc.         236,757            5%
755 Baywood Drive, Suite 180
Petaluma, CA 94954-5509
(Owned Beneficially)

HIGH YIELD FUND - CLASS A

FTC & Co                                 2,132,497           18%
Datalynx
P.O. Box 173736
Denver, CO
(Owned of Record)

Charles Schwab Co.                       1,168,980            9%
Reinvest Account
101 Montgomery St
San Francisco, CA
94104-4122
(Owned of Record)

Citigroup Global Markets Inc.              816,167            6%
House Account
Attn.: Peter Booth
333 West 34th Street, Floor 7
New York, NY 10001-2402

Merrill Lynch & Co., Inc.                  683,193            5%

                                                             PERCENTAGE (%) OF
                                                  NUMBER        OUTSTANDING
                  SHAREHOLDER                   OF SHARES   SHARES OF THE FUND
                  -----------                   ---------   ------------------
For the Sole Benefit of its Customers
Attn.: Fund Admin-9EJB9
4800 Deer Lake Dr., 2nd Floor
Jacksonville, FL 32246-6484
(Owned of Record)

HIGH YIELD FUND - CLASS B

Merrill Lynch & Co., Inc.                         721,687           25%
For the Sole Benefit of its Customers
Attn.: Fund Admin-97HC5
4800 Deer Lake Dr., 2nd Floor
Jacksonville, FL 32246-6484
(Owned of Record)

Citigroup Global Markets Inc.                     356,605           12%
House Account
Attn: Peter Booth
333 W. 34th Street, 7th Floor
New York, NY 10001-2402
(Owned of Record)

HIGH YIELD FUND - CLASS C

Merrill Lynch & Co., Inc.                       1,585,572           28%
For the Sole Benefit of its Customers
Attn.: Fund Admin-9EJB9
4800 Deer Lake Dr., 2nd Floor
Jacksonville, FL 32246-6484
(Owned of Record)

Citigroup Global Markets Inc.                     900,025           16%
House Account
Attn.: Peter Booth
333 West 34th Street, Floor 7
New York, NY 10001-2402
(Owned of Record)

HIGH YIELD FUND - CLASS I

Capinco                                           112,628           51%
c/o US Bank
PO Box 1787
Milwaukee, WI 53201-1787
(Owned of Record)

NFS LLC FEBO                                       70,107           32%
US Bank TTEE
Calamos Asset Management Inc. Retirement Plan
4000 W. Broadway Ave.
BC-MN-H24B
Robbinsdale, MN 55422-2212
(Owned of Record)

Prudential Bank and Trust                          30,512           14%
Denknatel Pension Plan Trust

                                                             PERCENTAGE (%) OF
                                                  NUMBER        OUTSTANDING
                  SHAREHOLDER                   OF SHARES   SHARES OF THE FUND
                  -----------                   ---------   ------------------
Attn: Dina Basslly
80 Livingston Avenue
Roseland, NJ  07068-1733

CONVERTIBLE FUND - CLASS A

Merrill Lynch & Co., Inc.                       2,708,230           14%
For the Sole Benefit of its Customers
Attn.: Fund Admin-97HC5
4800 Deer Lake Dr., 2nd Floor
Jacksonville, FL 32246-6484
(Owned of Record)

Charles Schwab Co.                              2,433,845           13%
Reinvest Account
101 Montgomery St.
San Francisco, CA 94104-4122
(Owned of Record)

Citigroup Global Markets Inc.                   1,175,622            6%
House Account
Attn.: Peter Booth
333 West 34th Street, Floor 7
New York, NY 10001-2402
(Owned of Record)

CONVERTIBLE FUND - CLASS B

Merrill Lynch & Co., Inc.                       2,746,983           38%
For the Sole Benefit of its Customers
Attn.: Fund Admin-97HC5
4800 Deer Lake Dr., 2nd Floor
Jacksonville, FL 32246-6484
(Owned of Record)

Citigroup Global Markets Inc.                   1,057,187           15%
House Account
Attn.: Peter Booth
333 West 34th Street, Floor 7
New York, NY 10001-2402
(Owned of Record)

CONVERTIBLE FUND - CLASS C

Merrill Lynch & Co., Inc.                       6,642,988           40%
For the Sole Benefit of its Customers
Attn.: Fund Admin-97G094800 Deer Lake Dr.,
2nd Floor
Jacksonville, FL 32246-6484
(Owned of Record)

Citigroup Global Markets Inc.                   3,565,770           21%
House Account
Attn.: Peter Booth
333 West 34th Street, Floor 7
New York, NY 10001-2402
(Owned of Record)

                                                             PERCENTAGE (%) OF
                                                  NUMBER        OUTSTANDING
                  SHAREHOLDER                   OF SHARES   SHARES OF THE FUND
                  -----------                   ---------   ------------------
CONVERTIBLE FUND - CLASS I
La Cross Company                                  616,717           47%
For the Benefit of its Customers
P.O. Box 489
La Crosse, WI 54602-0489
(Owned of Record)

Daniel E. Koshland Jr. Tr.                        283,126           21%
Daniel E. Koshland Jr. Charitable Remainder
Trust U/A DTD Jan. 21, 1996
P.O. Box 7310
Menlo Park, CA 94026-7310
(Owned Beneficially)

Key Bank NA Cust                                  130,240           10%
P.O. Box 94871
Cleveland, OH 44101-4871
(Owned of Record)

Pershing LLC                                      113,062            9%
PO Box 2052
Jersey City, NJ 07303-2052
(Owned of Record)

MARKET NEUTRAL INCOME FUND - CLASS A

Charles Schwab Co.                              5,911,599           20%
Reinvest Account
101 Montgomery St.
San Francisco, CA 94104-4122
(Owned of Record)

Merrill Lynch & Co., Inc.                       3,445,218           12%
For the Sole Benefit of its Customers
Attn.: Fund Admin-97HC6
4800 Deer Lake Dr., 2nd Floor
Jacksonville, FL 32246-6484
(Owned of Record)

Citigroup Global Markets Inc.                   1,944,068            7%
House Account
Attn.: Peter Booth
333 West 34th Street, Floor 7
New York, NY 10001-2402
(Owned of Record)

MARKET NEUTRAL INCOME FUND - CLASS B

Merrill Lynch & Co., Inc.                         691,270           21%
For the Sole Benefit of its Customers
Attn.: Fund Admin-97HC5
4800 Deer Lake Dr., 2nd Floor
Jacksonville, FL 32246-6484
(Owned of Record)

Citigroup Global Markets Inc.                     335,217           10%
House Account
Attn.: Peter Booth

                                                             PERCENTAGE (%) OF
                                                 NUMBER         OUTSTANDING
           SHAREHOLDER                          OF SHARES   SHARES OF THE FUND
           -----------                          ---------   ------------------
333 West 34th Street, Floor 7
New York, NY 10001-2402
(Owned of Record)

Morgan Stanley DW                                 198,121            6%
Attn: Mutual Fund Operations
2 Harborside Pl, 2nd Floor
Jersey City, NJ 07311
(Owned of Record)

MARKET NEUTRAL INCOME FUND - CLASS C

Merrill Lynch & Co., Inc.                       7,399,549           38%
For the Sole Benefit of its Customers
Attn.: Fund Admin-97KS6
4800 Deer Lake Dr., 2nd Floor
Jacksonville, FL 32246-6484
(Owned of Record)

Citigroup Global Markets Inc.                   2,731,852           14%
House Account
Attn.: Peter Booth
333 West 34th Street, Floor 7
New York, NY 10001-2402
(Owned of Record)

MARKET NEUTRAL INCOME FUND - CLASS I

US Bank                                           430,330           65%
FBO Minnesota Power & Affiliated
Master Pension Trust
P.O. Box 1787
Milwaukee, WI 53201-1787
(Owned of Record)

NFS LLC FEBO                                       41,868            6%
US Bank
Calamos Asset Management Inc. Retirement Plan
4000 W. Broadway Avenue
BC-MN-H24B
Robbinsdale, MN 55422-2212
(Owned of Record)

     At June 30, 2006, the trustees and officers of the Trust as a group owned 11.7% of Value Fund, 8.4% of Blue Chip Fund, 4.5% of Global Growth and Income Fund, 19.0% of International Growth Fund, and 4.0% of High Yield Fund, and less than one percent of each of Growth Fund, Growth & Income Fund, Market Neutral Income Fund, Convertible Fund and Multi-Fund Blend.

                          CUSTODIAN AND TRANSFER AGENT

     The Bank of New York, 48 Wall Street, New York, New York 10286, is the custodian for the assets of each Fund. The custodian is responsible for holding all cash and securities of the Funds, directly or through a book entry system, delivering and receiving payment for securities sold by the Funds, receiving and paying for securities purchased by the Funds, collecting income from investments of the Funds and performing other duties, all as directed by authorized persons of the Trust. The custodian does not exercise any supervisory functions in such matters as the purchase and sale of securities by a Fund, payment of dividends or payment of expenses of a Fund.

     U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201, serves as transfer agent and dividend paying agent for each Fund.

     Shares of any of the Funds may be purchased through certain financial service companies who are agents of the Funds for the limited purpose of completing purchases and sales. For services provided by such a company with respect to Fund shares held by that company for its customers, the company may charge the Fund a fee of up to $12 per account for Network Level III accounts. For all other accounts, $18 per account or 0.15% of the account's average net assets for Class A shares and $21 per account for Class B and Class C shares.

                 FUND ACCOUNTING AND FINANCIAL ACCOUNTING AGENT

     Under the arrangements with State Street Bank and Trust Company ("State Street") to provide fund accounting services, State Street provides certain administrative and accounting services including providing daily reconciliation of cash, trades and positions; maintaining general ledger and capital stock accounts; preparing daily trial balance; calculating net asset value; providing selected general ledger reports; preferred share compliance; calculating total returns; and providing monthly distribution analysis to the Funds. For the services rendered to the Funds, State Street receives fees based on the Funds' combined managed assets ("Combined Assets"). State Street receives a fee at the annual rate of 0.90% for the first $5 billion of Combined Assets, 0.75% for the next $5 billion of Combined Assets, 0.50% for the next $5 billion of Combined Assets and 0.35% for the Combined Assets in excess of $15 billion. Each Fund pays its pro-rata share of the fees payable to State Street described below based on relative managed assets of each Fund.

     Calamos Advisors provides the following financial accounting services to the Funds, rather than State Street: management of expenses and expense payment processing; monitor the calculation of expense accrual amounts for any fund and make any necessary modifications; coordinate any expense reimbursement calculations and payment; calculate yields on the Funds in accordance with the SEC's rules and regulations; calculate net investment income dividends and capital gains distributions; calculate, track and report tax adjustments on all assets of each Fund, including but not limited to contingent debt and preferred trust obligations; prepare excise tax and fiscal year distributions schedules; prepare tax information required for financial statement footnotes; prepare state and federal income tax returns; prepare specialized calculations of amortization on convertible securities; prepare year-end dividend disclosure information; monitor trustee deferred compensation plan accruals and valuations; and prepare Form 1099 information statements for board members and service providers. For providing those financial accounting services, Calamos Advisors will receive a fee payable monthly at the annual rate of 0.0175% on the first $1 billion of Combined Assets; 0.0150% on the next $1 billion of Combined Assets; and 0.0110% on Combined Assets above $2 billion ("financial accounting service fee"). Each Fund will pay its pro-rata share of the financial accounting service fee payable to Calamos Advisors based on relative managed assets of each Fund.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     Deloitte & Touche LLP is the Trust's independent registered public accounting firm and is located at 111 South Wacker Drive, Chicago, Illinois 60606. Deloitte & Touche LLP has audited and reported on the Funds' annual financial statements for the fiscal year ended March 31, 2006, and performs audit, audit-related and other services when approved by the audit committee. Ernst & Young LLP audited the Funds' annual financial statements for periods prior to the 2006 fiscal year.

                               GENERAL INFORMATION

SHAREHOLDER INFORMATION

     Each Fund is a series of Calamos Investment Trust (formerly named CFS Investment Trust). As of March 18, 1996, all shares of each Fund then outstanding were re-designated as Class A shares of that Fund. Under the terms of the Agreement and Declaration of Trust, the trustees may issue an unlimited number of shares of beneficial interest without par value for each series of shares authorized by the trustees and the trustees may divide the shares of any series into two or more classes of shares of that series. As of the date of this Statement of Additional Information, the Trust has ten series in operation.
All shares issued will be fully paid and non-assessable and will have no preemptive or conversion rights. In the future, the board of trustees may authorize the issuance of shares of additional series and additional classes of shares of any series.

     Each Fund's shares of a given class are entitled to participate pro rata in any dividends and other distributions declared by the Fund's board of trustees with respect to shares of the Fund. All shares of the Fund of a given class have equal rights in the event of liquidation of that class.

     Under Massachusetts law, the shareholders of the Trust may, under certain circumstances, be held personally liable for the Trust's obligations. However, the Trust's Declaration of Trust disclaims liability of the shareholders, trustees, and officers of the Trust for acts or obligations of the Funds that are binding only on the assets and property of the Fund. The Declaration of Trust requires that notice of such disclaimer be given in each agreement, obligation, or contract entered into or executed by the Trust or the board of trustees. The Declaration of Trust provides for indemnification out of a Fund's assets of all losses and expenses of any Fund shareholder held personally liable for the Fund's obligations. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is remote, because it is limited to circumstances in which the disclaimer is inoperative and the Fund itself is unable to meet its obligations.

VOTING RIGHTS

     Each share has one vote and fractional shares have fractional votes. As a business trust, the Trust is not required to hold annual shareholder meetings. However, special meetings may be called for purposes such as electing or removing trustees, changing fundamental policies or approving an investment advisory agreement.

                              FINANCIAL STATEMENTS

     Audited financial statements for the Trust are incorporated herein by reference from the Trust's annual report to shareholders for the fiscal year ended March 31, 2006. Because Multi-Fund Blend was organized on June 28, 2006, it has no financial statements. Effective June 29, 2006, the Trust changed its fiscal year end from March 31 to October 31. See the back cover of the Fund's prospectus for information on how to obtain the Trust's annual report to shareholders.

                      APPENDIX--DESCRIPTION OF BOND RATINGS

     A rating of a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, Calamos Advisors believes that the quality of debt securities in which a Fund invests should be continuously reviewed. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the ratings services from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

     The following is a description of the characteristics of ratings used by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation, a division of The McGraw-Hill Companies ("S&P").

MOODY'S RATINGS

     Aaa--Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such bonds.

     Aa--Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa bonds or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long term risk appear somewhat larger than in Aaa bonds.

     A--Bonds rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

     Baa--Bonds rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba--Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B--Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa--Bonds rated Caa are of poor standing. Such bonds may be in default or there may be present elements of danger with respect to principal or interest.

     Ca--Bonds rated Ca represent obligations that are speculative in a high degree. Such bonds are often in default or have other marked shortcomings.

S&P RATINGS

     AAA--Bonds rated AAA have the highest rating. The obligor's capacity to meet its financial commitment on the bond is extremely strong.

     AA--Bonds rated AA differ from AAA bonds only in small degree. The obligor's capacity to meet its financial commitment on the bond is very strong.

     A--Bonds rated A are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories. However, the obligor's capacity to meet its financial commitment on the bond is still strong.

     BBB--Bonds rated BBB exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the bond.

     BB--B--CCC--CC AND C--Bonds rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation among such bonds and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.


                                       A-2